UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. __)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only as permitted by Rule 14a-6(e)(2)
☐	Definitive Proxy Statement
☐	Definitive Additional Material
☐	Solicitation Material under §240.14a-12

SOBR SAFE, INC.
(Name of Registrant as Specified in Its Charter)

________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

SOBR Safe, Inc.

NOTICE OF 2025 ANNUAL MEETING OF

STOCKHOLDERS & PROXY STATEMENT

Improving behavioral outcomes & savings lives

6400 S. Fiddlers Green Circle | Suite 1400 | Greenwood Village, CO 80111 | Nasdaq: SOBR

SOBR Safe, Inc.

6400 South Fiddlers Green Circle, Suite 1400

Greenwood Village, Colorado 80111

1.844.SOBRSAFE (762.7723)

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND IMPORTANT NOTICE REGARDING

THE AVAILABILITY OF PROXY MATERIALS

To Be Held on July 17, 2025

Dear Valued Stockholders of SOBR Safe, Inc.:

It is our pleasure to invite you to the 2025 Annual Meeting of Stockholders of SOBR Safe, Inc. (the “Company”) to be held virtually on Tuesday, July 17, 2025 at 10:00 A.M., Mountain Time, via webcast at: www.virtualshareholdermeeting.com/SOBR2025 (the “Annual Meeting”). At the Annual Meeting, the Company will submit the following five (5) proposals to its stockholders for approval:

1.

To approve Amended and Restated Bylaws to, among other things, implement a staggered Board structure (the “Classified Board Provisions”) whereby the Board of Directors shall be divided into three classes, as nearly equal in number as possible, designated: Class I, Class II and Class III, with each director serving for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each director initially appointed to Class I shall serve for an initial term expiring at the Company’s 2026 annual meeting of stockholders; each director initially appointed to Class II shall serve for an initial term expiring at the Company’s 2027 annual meeting of stockholders; and each director initially appointed to Class III shall serve for an initial term expiring at the Company’s 2028 annual meeting of stockholders.

2.

To elect the five (5) nominees to the board of directors named in this Proxy Statement to hold office for one-, two-, or three-year terms, as described in Proposal No. 1 of the Proxy Statement, if Proposal No. 1 is approved, or until the next annual meeting, if Proposal No. 1 is not approved, and in either case until their respective successors are elected and qualified;;

3.	To approve an amendment to the Company’s 2019 Equity Incentive Plan to increase the number of shares available for awards under the plan to 350,000 as of the date of stockholder approval;

4.

To grant the Board of Directors discretion (if necessary to maintain a listing of the Company’s common stock on the Nasdaq Capital Market) to amend the Company’s certificate of incorporation to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-ten (1:10), or anywhere between, as may be determined by the Board of Directors on or before December 31, 2025 (the “Reverse Stock Split”); and

5.	To ratify and approve the appointment of Haynie and Company, as the Company’s independent registered accounting firm for the year ended December 31, 2025.

Additionally, any other matters may be submitted to the stockholders as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The discussion of the proposals set forth above is intended only as a summary and is qualified in its entirety by the information contained in the accompanying Proxy Statement. The accompanying Proxy Statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The Board will be soliciting your proxy in connection with the matters discussed above. Stockholders who wish to vote on the proposals accordingly must either virtually attend the Annual Meeting or otherwise designate a proxy to attend the Annual Meeting and vote on their behalf.

The Company is using the “Full Set Delivery” method of providing proxy materials to all stockholders of record. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Company’s Proxy Statement, Annual Report on Form 10-K, and form of Proxy, as well as providing access to those proxy materials on a publicly accessible website. The Company’s Proxy Statement, Annual Report on Form 10-K, form of Proxy, and the other Annual Meeting materials are available on the internet at: www.proxyvote.com.

Other detailed information about us and our operations, including our audited financial statements, are included in our Annual Report on Form 10-K (the “Annual Report”) and can be accessed here: http:// www.sobrsafe.com.

The Board of Directors has fixed the close of business on June 9, 2025 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Only holders of record of our common stock on the Record Date will be entitled to notice of and to vote at the Annual Meeting, and any postponements or adjournments thereof. There were no shares of Preferred Stock outstanding on the Record Date. Stockholders of record virtually present at the Annual Meeting or who have submitted a valid proxy via the internet, by telephone, or by mail may vote at the Annual Meeting.

Your vote is very important to us. Whether or not you expect to attend the Annual Meeting, please submit your proxy in advance online, by telephone, or by mail to ensure that your vote will be represented at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

Please refer to the “Voting Instructions” section of the Proxy Statement for instructions on submitting your vote. Voting promptly will save us additional expense in further soliciting proxies and will ensure that your shares are represented at the Annual Meeting.

By Order of the Board of Directors,

/s/ David Gandini
David Gandini
Chairman of the Board and Chief Executive Officer
Greenwood Village, Colorado

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JULY 17, 2025: THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE ONLINE AT: www.proxyvote.com.

SOBR SAFE, Inc.

6400 South Fiddlers Green Circle, Suite 1400

Greenwood Village, Colorado 80111

1.844.SOBRSAFE (762.7723)

PROXY STATEMENT

June __, 2025

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of SOBR Safe, Inc., a Delaware corporation (the “Company”), for use at the Company’s 2025 Annual Meeting of Stockholders to be held virtually on Thursday, July 17, 2025 at 10:00 A.M., Mountain Time, via webcast at: www.virtualshareholdermeeting.com/SOBR2025 (the “Annual Meeting”) and any adjournment or postponement thereof.

Delivery of Proxy Materials and Annual Report

This Proxy Statement (including the Notice of Annual Meeting of Stockholders) is first being made available to stockholders beginning on or about June __, 2025. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including financial statements (“Annual Report”), was filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2025.

We are using the “Full Set Delivery” method of providing proxy materials to stockholders. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Company’s Proxy Statement, Annual Report on Form 10-K, and form of Proxy, as well as providing access to those proxy materials on a publicly accessible website. The Company’s Proxy Statement, Annual Report on Form 10-K, form of Proxy, and the other Annual Meeting materials are available on the internet at: www.proxyvote.com.

Instructions for Attending Annual Meeting

Only stockholders of record at the close of business on June 9, 2025 will be entitled to vote at the Annual Meeting. To participate in and vote at the Annual Meeting, you must virtually attend the Annual Meeting via webcast at: www.virtualshareholdermeeting.com/SOBR2025, or submit your proxy in advance. The Annual Meeting will begin promptly at 10:00 A.M., Mountain Time, on July 17, 2025. Attendees of the Annual Meeting will be provided the opportunity to submit questions, subject to the Annual Meeting Rules of Conduct. The Chairman of the Annual Meeting has broad authority to conduct the meeting in an orderly manner.

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Voting Securities

The specific proposals to be considered and acted upon at our Annual Meeting are each described in this Proxy Statement. Only holders of our common stock as of the close of business on June 9, 2025 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 1,516,145 shares of common stock issued, and 1,516,145 shares outstanding. Each holder of common stock is entitled to one vote for each share of common stock held as of the Record Date. As a result, the holders of common stock are entitled to an aggregate of 1,516,145 votes. There were no shares of Preferred Stock outstanding on the Record Date.

Cumulative voting shall not be allowed in the election of directors or any of the proposals being submitted to the stockholders at the Annual Meeting.

Quorum

In order for any business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either virtually or by proxy, of holders of one-third of the outstanding shares of the Company entitled to vote (505,382 shares) will constitute a quorum for the transaction of business. If you submit a properly executed proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of establishing a quorum. Abstentions and broker non-votes will be counted for the purpose of establishing a quorum. If a quorum is not present at the scheduled time of the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Matters to be Voted Upon

 There are five (5) matters scheduled for a vote:

1.

To approve Amended and Restated Bylaws to, among other things, implement a staggered Board structure (the “Classified Board Provisions”) whereby the Board of Directors shall be divided into three classes, as nearly equal in number as possible, designated: Class I, Class II and Class III, with each director serving for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each director initially appointed to Class I shall serve for an initial term expiring at the Company’s 2026 annual meeting of stockholders; each director initially appointed to Class II shall serve for an initial term expiring at the Company’s 2027 annual meeting of stockholders; and each director initially appointed to Class III shall serve for an initial term expiring at the Company’s 2028 annual meeting of stockholders.

2.

To elect the five (5) nominees to the board of directors named in this Proxy Statement to hold office for one-, two-, or three-year terms, as described in Proposal No. 1 of the Proxy Statement, if Proposal No. 1 is approved, or until the next annual meeting, if Proposal No. 1 is not approved, and in either case until their respective successors are elected and qualified;

3.	To approve an amendment to the Company’s 2019 Equity Incentive Plan to increase the number of shares available for awards under the plan to 350,000 as of the date of stockholder approval;

4.

To grant the Board of Directors discretion (if necessary to maintain a listing of the Company’s common stock on the Nasdaq Capital Market) to amend the Company’s certificate of incorporation to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-ten (1:10), or anywhere between, as may be determined by the Board of Directors on or before December 31, 2025 (the “Reverse Stock Split”); and

5.	To ratify and approve the appointment of Haynie and Company, as the Company’s independent registered accounting firm for the year ended December 31, 2025.

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At this time, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Required Vote for Approval

1. Amended and Restated Bylaws. The Amended and Restated Bylaws will be approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. As to the Amended and Restated Bylaws, you may vote “For” or “Against” or “Abstain” from such proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

2. Election of Directors. Directors are elected by a plurality vote. This means that the five director nominees who receive the greatest number of affirmative votes cast at the Annual Meeting by the shares present, either virtually or represented by proxy, and entitled to vote, will be elected. As to the election of the director nominees, you may vote “For” the election of all or any one of the nominees, or “Withhold” your authority to vote for all or any one of the nominees being proposed. Cumulative voting shall not be allowed in the election of directors. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes will have no effect on the election of the nominees.

3. Amendment to 2019 Plan. The Amendment to the 2019 Equity Incentive Plan will be approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. As to the Amendment of the 2019 plan, you may vote “For” or “Against” or “Abstain” from such proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

4. Reverse Stock Split. The proposal to grant the Board of Directors discretion (if necessary to maintain a listing of the Company’s common stock on the Nasdaq Capital Market) to amend the Company’s certificate of incorporation to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-ten (1:10), or anywhere between as may be determined by the Board of Directors on or before December 31, 2025 (the “Reverse Stock Split”) approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. As to the approval of the Reverse Stock Split, you may vote “For” or “Against” or “Abstain” from such proposal. Abstentions and broker non-votes will have no effect on this proposal.

5. Ratification of the Appointment of Our Independent Registered Accounting Firm. This proposal will be approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. However, while we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on the Company. As to the ratification of the appointment of our independent registered accounting firm, you may vote “For” or “Against” or “Abstain” from such proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

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Voting Instructions

Stockholders of Record: Shares Registered in Your Name

If on June 9, 2025, your shares were registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or by proxy in advance of the Annual Meeting by visiting www.proxyvote.com, completing and returning the proxy card by mail, or calling 1-800-690-6903.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy via the internet to ensure your vote is counted. You may still virtually attend the Annual Meeting and vote at the Annual Meeting even if you have already voted by proxy.

●	To vote at the Annual Meeting, attend the Annual Meeting virtually and you will be afforded an opportunity to vote via the internet.

●	To submit a proxy online in advance of the Annual Meeting, visit www.proxyvote.com.

●	To submit a proxy via telephone in advance of the Annual Meeting, call 1-800-690-6903.

●

To submit a proxy by mail, complete, sign and date the printed proxy card enclosed with the proxy materials, and return it promptly in the postage-paid envelope provided. If we receive your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If on June 9, 2025, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Simply complete the steps included in the voting instruction form to ensure that your vote is counted.

You are also invited to attend the Annual Meeting. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

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Abstentions and Broker Non-Votes

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. Abstentions will have no effect where approval of the proposal requires the shares voted “For” to exceed the shares voted “Against.”

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not otherwise affect the outcome of the vote on any proposal at the Annual Meeting.

Failure to Vote

If you are a stockholder of record and do not vote by proxy in advance of the meeting, or vote at the Annual Meeting, your shares will not be voted.

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a routine matter under applicable rules. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine” under applicable rules but not with respect to “non-routine” matters. Under applicable stock exchange rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Unless you provide voting instructions to your broker, your broker or nominee may NOT vote your shares on: the Amended and Restated Bylaws (Proposal 1), the election of directors (Proposal 2), the reverse stock split (Proposal 3), the Amendment to the 2019 Equity Incentive Plan (Proposal 4), but you may vote your shares on the Appointment of Haynie and Company (Proposal No. 5).

Failure to Specify Vote

If you are a stockholder of record and return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i)  FOR the Amended and Restated Bylaws, (ii)  FOR the election of the five director nominees named in this Proxy Statement, (iii) FOR the Amendment to the 2019 Equity Incentive Plan, (iv) FOR the Reverse Stock Split, (v) FOR the Appointment of Haynie and Company, and (vi) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Revocation of Proxies; Changing Vote

You may revoke or change your proxy at any time before the Annual Meeting by (i) filing, with our Corporate Secretary at our executive offices, located at 6400 South Fiddlers Green Circle, Suite 1400, Greenwood Village, Colorado 80111 a notice of revocation of proxy; (ii) delivering a properly executed, later-dated proxy prior to the Annual Meeting; or (iii) voting at the Annual Meeting. Attendance at the Annual Meeting by itself will not revoke a proxy. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote at the Annual Meeting.

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No Appraisal Rights

The stockholders of the Company have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

Solicitation

Solicitation in connection with the Annual Meeting is made by the Company. We will bear the entire cost of solicitation, including the preparation, assembly, printing, mailing, and posting of this Proxy Statement, the Annual Report, the form of Proxy and any additional solicitation materials furnished to stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation by telephone, e-mail, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by e-mail, telephone, and mail.

Forward Looking Statements

This Proxy Statement may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with the Private Securities Litigation Reform Act of 1995 that involve, related to matters that have not yet occurred and are inherently subject to a number of risks, uncertainties, assumptions, and other factors that, if they never materialize or prove incorrect, could cause our results, performance and achievements to differ materially and adversely from those expressed or implied by such forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. Forward-looking statements are not guarantees of future performance, and we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Such forward-looking statements include statements about our outlook, guidance, expectations, beliefs, hopes, intentions, or strategies regarding actions contemplated by this Proxy Statement, our potential business, financial condition, results of operations, or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made and are often identified by the use of words such as “may,” “if,” “will,” “should,” “could,” “intend,” “expect,” “continue,” “anticipate,” “plan,” “believe,” “estimate,” “project,” “consider,” or similar expressions and variations used to identify these forward looking statements.

Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described under the caption “Risk Factors” included in our other filings with the Securities and Exchange Commission (“SEC”), including the disclosures set forth in Item 1A of our Form 10-K for the year ended December 31, 2024, and in our Quarterly Report on Form 10-Q for the three-month period ended March 31, 2025. Furthermore, such forward-looking statements speak only as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

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MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1

AMENDED AND RESTATED BYLAWS

We believe that having a staggered Board of Directors divided by classes is in the best interest of both the Company and its stockholders because it provides for greater stability and continuity on our Board of Directors.

Our Board of Directors currently consists of five (5) members who are not divided into classes but elected to one-year terms at each annual meeting of the stockholders. We seek to establish a classified board of directors by dividing our Board of Directors into three classes with staggered terms.

A classified board is one in which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. A classified board is designed to assure continuity and stability in a board of directors’ leadership and policies by ensuring that at any given time a majority of the directors will have prior experience with our Company and be familiar with our business and operations. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year.

If the stockholders approve this Proposal 1, the Amended and Restated Bylaws of the Company shall include the terms of a classified Board of Directors with three classes of directors (the “Classified Board Provisions”).The Amended and Restated Bylaws also require any stockholder who wishes to call a special meeting of the stockholder to hold at least 10% of the voting power of the outstanding shares of the Company entitled to vote on the matter or matters to be brought before the proposed special meeting and to have held such shares continuously for at least one year prior to the request. In addition, the Amended and Restated Bylaws provide for advance notice of stockholder nominations and proposals, proxy access rules, setting the number of directors of the Company at no less than three but no more than seven, the removal of a director from office with or without cause upon the vote of the stockholders holding a majority of the shares then entitled to vote, and a forum selection clause for the State of Delaware.

Appendix 1 includes a copy of the proposed Amended and Restated Bylaws.

If our stockholders approve Proposal 1 and the Classified Board Provisions, directors will be elected for three-year terms, with approximately one-third of all directors elected each year; except that in order to implement the staggered board at the this annual meeting, the Class I Directors will be elected for a one-year term, to serve until the 2026 annual meeting of stockholders, the Class II Directors will be elected for a two-year term, to serve until the 2027 annual meeting of stockholders, and the Class III Directors will be elected for a three-year term, to serve until the 2028 annual meeting of stockholders, and in each case, until their respective successor, if any, is duly elected and qualified.

If our stockholders do not approve Proposal 1 but do approve Proposal 2, our directors will continue to be elected to one-year terms at each annual meeting of stockholders and until their respective successor, if any, is duly elected and qualified.

 Potential Anti-Takeover Effects

The Classified Board Provisions may increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of our Board of Directors, even if the takeover bidder were to acquire a majority of the voting power of our outstanding common stock. Without the ability to obtain immediate control of our Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of our Company. Thus, the Classified Board Provision could discourage certain takeover attempts, perhaps including some takeovers that stockholders may feel would be in their best interests. Further, the Classified Board Provision will make it more difficult for stockholders to change the majority composition of our Board of Directors, even if our stockholders believe such a change would be beneficial. Because the Classified Board Provisions will make the removal or replacement of directors more difficult, it will increase the directors’ security in their positions, and could be viewed as tending to perpetuate incumbent management.

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Since the creation of a classified Board of Directors will increase the amount of time required for a hostile bidder to acquire control of our Company, the existence of a classified board could tend to discourage certain tender offers which stockholders might feel would be in their best interest. However, our Board of Directors believes that by forcing potential bidders to negotiate with our Board of Directors for a change of control transaction will allow our Board of Director to better maximize stockholder value in any change of control transaction.

We are not aware of any present or threatened third-party plans to gain control of our Company, and the Classified Board Provisions are not being recommended in response to any such plan or threat.

This summary does not purport to be complete and is qualified in its entirety by reference to our the Amended and Restated Bylaws attached hereto as Appendix 1.

The affirmative vote of a majority of the shares outstanding is required to approve this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, abstentions and any shares not voted by a customer treated as broker non-votes will count towards a quorum but will have the effect of a vote “Against” this proposal.

For the reasons stated above, our Board of Directors believes that approval of this proposal is in the best interests of our Company and our stockholders.

Required Vote

In accordance with Delaware law, approval of Proposal No. 1 requires the affirmative vote of a majority of the shares of common stock outstanding on an as-converted basis and entitled to vote on this proposal at the Annual Meeting. As a result, abstentions will have the same effect as votes for this proposal and broker non-votes will have no effect on this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDED AND RESTATED BYLAWS.

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PROPOSAL NO. 2

ELECTION OF DIRECTORS

Our Bylaws provide that the number of directors that constitute the entire Board of Directors (the “Board”) shall be fixed from time to time by resolution adopted by a majority of the entire Board. Our Board currently consists of five directors, each of whom has been nominated by our Nominating and Corporate Governance Committee for election at the Annual Meeting. The five director nominees for election at the Annual Meeting are:

•	Steven Beabout—Class III
•	Ford Fay—Class III
•	David Gandini—Class III
•	Kris Pederson—Class I
•	Sandy Shoemaker—Class II

If our stockholders approve Proposal 1 and the Classified Board Provisions, directors will be elected for three-year terms, with approximately one-third of all directors elected each year; except that in order to implement the staggered board at the this annual meeting, the Class I Directors will be elected for a one-year term, to serve until the 2026 annual meeting of stockholders, the Class II Directors will be elected for a two-year term, to serve until the 2027 annual meeting of stockholders, and the Class III Directors will be elected for a three-year term, to serve until the 2028 annual meeting of stockholders, and in each case, until their respective successor, if any, is duly elected and qualified.

If our stockholders do not approve Proposal 1, then each director nominee, if elected at the Annual Meeting, will hold office for a one-year term until the next annual meeting of stockholders or until his or her successor is duly elected, unless prior thereto the director resigns, or the director’s office becomes vacant by reason of death or other cause. If any such person is unable or unwilling to serve as a director nominee at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute director nominee, designated by the proxy holders and subject to the rules for stockholder director nominations set forth in the Bylaws, or by the present Board to fill such vacancy. The Board has no reason to believe that any of such director nominees will be unwilling or unable to serve if elected as a director.

Vote Required

Directors will be elected by a plurality of the votes cast at the Annual Meeting. The five nominees receiving the highest number of affirmative votes will be elected. You may vote “For” the election of the nominees, or “Withhold” for the nominees being proposed. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes will have no effect on the election of the nominees. Cumulative voting shall not be allowed in the election of directors.

Board of Directors Recommendation

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF STEVEN BEABOUT, FORD FAY, DAVID GANDINI, KRIS PEDERSON, AND SANDY SHOEMAKER.

DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of our directors, director nominees, and executive officers as of June 9, 2025, and the principal offices and positions with the Company held by each person. Currently, the directors serve one-year terms until their successors are elected. The executive officers of the Company are elected annually by the Board of Directors. The executive officers serve terms of one year or until their death, resignation, or removal by the Board of Directors. Unless described below, there are no family relationships among any of the directors and officers.

Name	Age	Position(s)

David Gandini	67	Chief Executive Officer, Secretary, Chairman of the Board, and Director

Christopher Whitaker	53	Chief Financial Officer, Treasurer and Executive Vice President of Business Operations and Marketing

J. Steven Beabout	71	Lead Independent Director (Chairperson of Compensation Committee)

Ford Fay	65	Independent Director

Kris Pederson	61	Independent Director (Chairperson of Nominating and Corporate Governance Committee)

Sandy Shoemaker	56	Independent Director (Chairperson of Audit Committee)

David Gandini has served as our Chief Executive Officer since October 18, 2021, and on our Board of Directors since November 2019. Mr. Gandini has been consulting regarding our business development since December 2018. Since September 2018, Mr. Gandini has also been a managing partner with First Capital Advisory Services, where he was responsible for capital creation, new business acquisition, business strategy and development, and partnership revenue generation. From 2014 to August 2017, Mr. Gandini was President of Alchemy Plastics, Inc., Englewood Colorado where he was responsible for US manufacturing, sales, and strategic partnerships. From 2001 until 2014, when the company was acquired, Mr. Gandini served as the President of IPS Denver, a bank card personalization and packaging entity where he managed the company and market transformations to become a leader in the U.S. secured gift market space with revenues of $46M. Prior to his engagement at IPS, Mr. Gandini was the Chief Operations Officer at First World Communications, a major U.S. Internet and Data Center provider, and participated in its successful IPO in 2000 raising over $200M. Previously, Mr. Gandini founded Pace Network Services providing carrier SS7 signaling to U.S. long distance providers and facilitated a successful exit to ICG Communications on the heels of co-founding Detroit based Digital Signal in the fiber optic long haul market sector where me managed a successful exit to SP Telecom. Mr. Gandini graduated from Michigan State University with a degree in Telecommunications.

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Christopher Whitaker has served as our Chief Financial Officer since January 2024. Prior to his appointment as Chief Financial Officer, Mr. Whitaker served as the Company’s Vice President of Finance and Accounting since February 2022. Mr. Whitaker has held various executive finance positions with large public multi-national corporations and small entrepreneurial companies throughout a progressive 30-year career that began with KPMG LLP in Denver, Colorado. Prior to joining the Company, Mr. Whitaker served as President - Americas and Vice President of Finance and Administration from February 2020 through June 2021 for North and South American operations with public, multinational corporation Elixinol, Inc. Through advancing executive roles, his responsibilities at Elixinol, Inc. included management of all financial and accounting operations, and leading marketing, sales, consumer product goods development, information technology, and human resource functions. Prior to Elixinol, Inc., Mr. Whitaker served as the Managing Director of AEGIS Financial Consulting, LLC, from January 2015 through January 2020, leading a team of consultants in providing fractional CFO and financial consulting services to a wide variety of businesses in the public and private sectors. Mr. Whitaker has been a Certified Public Accountant since 2014. He earned his Bachelor of Science degree in Accounting from the Metropolitan State University of Denver in December 1999.

Ford B. Fay has served as a member of our Board of Directors since June 2020 and serves as the Chairperson of the Nominating and Corporate Governance Committee of our Board of Directors. Mr. Fay is currently the Director at Crown Castle International Corp., a large fiber-based telecommunications company. In this position Mr. Fay manages all aspects of Network Access Life Cycle for the company. He has held this position since 2020. From 2017 to 2020, Mr. Fay was a principal with Eagle Bay Advisors, LLC, a telecommunications consulting firm. In this position, Mr. Fay assisted clients with cost and efficiency improvements in Access Management across the life cycle spectrum of Access. From 2015 to 2017, Mr. Fay was the Vice President, Access Management for Zayo Communications. In this position Mr. Fay created and managed most aspects of offnet costs, such as, vendor selection, contracting, procurement, quoting, operationalization, vendor management, offnet ordering, offnet grooming and optimization. In this position, Mr. Fay also planned and executed the network integrations of the $1.4B acquisition of Electric Lightwave and the $350M acquisition of Canadian-based Allstream. Mr. Fay received his Bachelor of Science in Operations Research & Industrial Engineering from Cornell University, and his Master of Business Administration from University of Rochester, Simon School of Business.

J. Steven Beabout has served as a member of our Board of Directors since August 2020 and serves as the Chairperson of the Compensation Committee and Lead Independent Director of our Board of Directors. Since 2018, Mr. Beabout has been consulting with various startup companies and involved in real estate investing. From 2016-2018, Mr. Beabout was General Counsel of Tectonic, LLC, a SaaS company specializing in big data analytics and customer relationship management (CRM). In this position, Mr. Beabout was in charge of Tectonic’s legal department and negotiated deals with large companies like Coca-Cola, Anhueser-Busch and Wyndham Hotels. From 1996 to 2015, Mr. Beabout was General Counsel and a member of the strategic management team (executive vice-president) of Starz, a company listed on NASDAQ that competes with HBO and Netflix. During his time there, Mr. Beabout assisted with other key management personnel to grow the business from a start-up with $100M in losses to a multi-billiondollar public company. As part of strategic management team, Mr. Beabout was involved in the company’s strategic business decisions and as General Counsel he was responsible for all legal aspects of business, including, but not limited to, negotiation of billion dollar plus contacts with major studios (Universal, Disney and Sony), and distributors (Comcast, Time- Warner, DIRECTV, DISH Networks, Netflix, etc.), human resources and related matters, general corporate matters, post-IPO public board matters, and reviewing filings with the Securities and Exchange Commission.

Kris Pederson was appointed a director of the Company by the Board effective May 1, 2025 to fill a vacancy created by the departure of Noreen Butler as a director of the Company on April 21, 2025. In addition to serving on the Board, she has also been appointed as chairperson of the Company’s Nominating and Corporate Governance Committee. Ms. Pederson brings to the Company a valuable combination of governance, strategic consulting, and operational leadership to the Company’s Board. Her ability to provide insight into digital innovation and strategic execution will be a critical asset to the Company as it continues to scale and refine the SOBRsafe brand, positioning the Company for long-term sustainable growth. Ms. Pederson is a retired EY and PwC partner and IBM Vice President. She is currently a board director of the NFL Alumni Association, Harvard Business School, NACD Colorado, and NASDAQ’s Governance Advisory Council. Prior, she was a director on the boards of Great Western Bank, Windward Reports, and the Association of Mechanical Engineers. As the past leader of EY’s Center for Board Matters, Ms. Pederson supported the firm’s engagement with boards, committees, and directors. Her expertise areas are the board’s role in strategy definition, digital transformation oversight, emerging tech and AI policy, risk management, M&A/IPO governance, and board performance. Ms. Pederson was recognized by NACD as a leading governance professional in 2022, 2023, and 2024. Ms. Pederson received an MBA from Harvard Business School, and a BA from UCLA.

Sandy Shoemaker has served as a member of our Board of Directors since December 2021 and serves as Chairperson of the audit committee of our Board of Directors. Ms. Shoemaker retired from public accounting in June 2021 to focus on consulting with small-medium sized companies. She was a partner in the audit service area of EKS&H/Plante Moran and was involved in public accounting since 1990, serving publicly traded and privately held companies. She led the EKS&H SEC practice for several years. Ms. Shoemaker’s experience includes initial and secondary public offerings, reverse mergers, annual and quarterly audits/reviews of public companies, responses to SEC comment letters, assisting with implementation of new accounting pronouncements, business acquisitions, stock-based compensation, and internal controls. Ms. Shoemaker has provided services to companies in the various industries such as bio-tech, franchising, distribution, manufacturing, medical-device, restaurants and real estate industries. She also has extensive experience in working with employee-owned companies. Ms. Shoemaker has numerous professional affiliations including, but not limited to, American Institute of Certified Public Accountants (AICPA), the Colorado Society of Certified Public Accountants (CSCPA), and the National Center for Employee Ownership (NCEO). Ms. Shoemaker received her B.S. in Accounting, graduating cum laude, from Southwest Missouri State University.

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DIRECTOR NOMINATIONS

The Board nominates directors for election at each annual meeting of stockholders, appoints new directors to fill vacancies when they arise, and has the responsibility to identify, evaluate and recruit qualified director candidates to the Board for such nomination or appointment.

The Nominating and Corporate Governance Committee identifies director nominees by first considering those current members of the Board who are willing to continue service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue service are considered for re-election, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. After being nominated by the Nominating Committee, director nominees are selected by a majority of the members of the Board. Although the Company does not have a formal diversity policy, in considering the suitability of director nominees, both the Nominating Committee and the Board consider such factors as they deem appropriate to develop a Board that is diverse in nature and comprised of experienced and seasoned advisors. Factors considered by the Nominating and Corporate Governance Committee and the Board include judgment, knowledge, skill, diversity, integrity, experience with businesses and other organizations of comparable size, including experience in law enforcement, the use of force product industry, intellectual property, business, corporate governance, marketing, finance, administration or public service, the relevance of a candidate’s experience to our needs and experience of other Board members, experience with accounting rules and practices, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which a candidate would be a desirable addition to the Board and any committees of the Board.

A stockholder who wishes to suggest a prospective director nominee for the Board may notify the Corporate Secretary of the Company in writing with any supporting material the stockholder considers appropriate. Director nominees suggested by stockholders are considered in the same way as director nominees recommended by other sources.

Term of Office

Currently, our directors hold office until the next annual meeting or until their successors have been elected and qualified, or until they resign or are removed. Our Board of Directors appoints our officers, and our officers hold office until their successors are chosen and qualify, or until their resignation or their removal.

If our stockholders approve Proposal 1 and the Classified Board Provisions, directors will be elected for three-year terms, with approximately one-third of all directors elected each year; except that in order to implement the staggered board at the this annual meeting, the Class I Directors will be elected for a one-year term, to serve until the 2026 annual meeting of stockholders, the Class II Directors will be elected for a two-year term, to serve until the 2027 annual meeting of stockholders, and the Class III Directors will be elected for a three-year term, to serve until the 2028 annual meeting of stockholders, and in each case, until their respective successor, if any, is duly elected and qualified.

Family Relationships

There are no family relationships among our directors and executive officers.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

Our directors and executive officers have not been involved in any of the following events during the past ten years:

1.

Other than the involuntary bankruptcy proceeding mentioned herein, no bankruptcy petition has been filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

4.

Being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

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5.

Being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.

Being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

On January 22, 2024, the Company was named as a party to a complaint filed in Oakland County Court, Michigan by a former employee. The case was initially filed in the 6th Judicial District Circuit of Michigan. However, on February 15, 2024, the case was removed to the Federal Courts. The former employee is claiming breach of contract, unlawful termination and promissory estoppel. The Company has denied these claims. A settlement agreement was agreed to during 2024 with the former employee where the Company has remitted a settlement in exchange for a full release and dismissal of the lawsuit.

There are no other material proceedings to which any director, officer, owner of record or beneficially of more than five percent of any class of voting securities, affiliate of the Company, or any associate of any such director, officer, security holder, or affiliate is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company of any of its subsidiaries.

BOARD AND COMMITTEE MEETINGS

Our Board of Directors held three meetings during the year ended December 31, 2024, which occurred on May 31, 2024, August 9, 2024, and November 11, 2024; and all directors, except for Noreen Butler who did not attend the May 31, and November 11 meetings, attended 100% of the aggregate number of meetings of the Board and of the committees on which each of the directors served. The Board also acted by unanimous written consent four times since January 1, 2024.

COMMITTEES

Since April 22, 2022, our Board of Directors has a designated Compensation Committee, consisting of Steven Beabout, Ford Fay and Sandy Shoemaker. Our Board of Directors has a designated Audit Committee, consisting of Sandy Shoemaker, Steve Beabout and Ford Fay. Our Board of Directors has a Nominating and Corporate Governance Committee, consisting of Kris Pederson, Ford Fay and Steve Beabout. We also have written charters for the Nominating and Corporate Governance, Compensation Committee and Audit Committee. The written charters can be found on our website at www.sobrsafe.com/corporate-policies/.

Audit Committee

The primary role of the Audit Committee is to assist with the financial oversight of the Company, which primarily includes the accounting, financial reporting, and audits of the financial statements of the Company.

The Nasdaq Capital Market rules require us to have, subject to certain exceptions, three independent Audit Committee members, with at least one member being an “audit committee financial expert”. Our Board of Directors has affirmatively determined that Sandy Shoemaker meets the definition of “independent director” and an “audit committee expert”, and Steven Beabout and Ford Fay qualify as “independent directors” for purposes of serving on an Audit Committee under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and Nasdaq Capital Market rules.

Our Audit Committee has held five meetings since January 1, 2024, which occurred on March 28, 2024, May 13, 2024, August 2, 2024, November 11, 2024, and March 28, 2025, and all members attended each meeting. The Audit Committee acted by unanimous written consent 0 times since January 1, 2024.

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Compensation Committee

The primary role of the Compensation Committee is to oversee the Company’s overall executive compensation philosophy, policies and programs, and to determine, or recommend to the Board for determination, the compensation of the executive officers of the Company.

The Nasdaq Capital Market rules require us to have two independent Compensation Committee members. Our Board of Directors has affirmatively determined that Steve Beabout, Ford Fay and Sandy Shoemaker meet the definition of “independent director” for purposes of serving on a compensation committee under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and Nasdaq Capital Market rules.

Our Compensation Committee has held three meetings since January 1, 2024, which occurred on May 21, 2024, August 2, 2024 and November 11, 2024, and all members attended each meeting. The Compensation Committee acted by unanimous written consent 0 times since January 1, 2024.

Nominating and Corporate Governance Committee

The primary role of the Nominating and Corporate Governance Committee is to identify and recommend to the Board individuals qualified to become members of the Board (consistent with criteria the Board has approved). Further discussions of this process are described under “Director Nominations” above.

The Nasdaq Capital Market rules require us to have two independent Nominating and Corporate Governance Committee members. Our Board of Directors has affirmatively determined that Kris Pederson, Ford Fay, Steve Beabout and Sandy Shoemaker meet the definition of “independent director” for purposes of serving on a Nominating and Corporate Governance Committee under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and Nasdaq Capital Market rules.

Our Nominating and Corporate Governance Committee held three meetings since January 1, 2024, which occurred on May 21, 2024, August 2, 2024 and November 11, 2024, and all members attended each meeting. The Compensation Committee acted by unanimous written consent 0 times since January 1, 2023.

Stockholder Communications

Stockholders who are interested in communicating directly with members of the Board of Directors may do so by writing directly to the individual Board members c/o Secretary, SOBR Safe, Inc., 6400 S. Fiddlers Green Cir., Suite 1400, Greenwood Village, Colorado 80111. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Secretary will review all communications before forwarding them to the appropriate Board member.

Role of Board of Directors in Risk Oversight

While management is charged with the day-to-day management of risks that the Company faces, the Board of Directors and the Audit Committee are responsible for oversight of risk management. The full Board, and the Audit Committee since it was formed, have responsibility for general oversight of risks facing the Company. Specifically, the Audit Committee is tasked with periodically discussing policies with respect to risk assessment and risk management, and the Company’s plans to monitor, control and minimize such risks and exposures, with the independent public accounting firm, internal auditors and management.

Cybersecurity

We have a cross-departmental approach to addressing cybersecurity risk, including input from employees and our Board of Directors (the “Board”). The Board, Audit Committee, and senior management devote significant resources to cybersecurity and risk management processes to adapt to the changing cybersecurity landscape and respond to emerging threats in a timely and effective manner. Assessing, identifying, and managing cybersecurity related risks are integrated into our overall enterprise risk management (ERM) process. We have a set of Company-wide policies and procedures outlined in our Employee Handbook that directly or indirectly relate to cybersecurity risks. These policies go through an internal review process and are approved by appropriate members of management. Consistent with best practices and requirements in the Employee Handbook, the Company conducts cybersecurity training on a periodic basis which occurs at least annually. Additionally, the Company continually addresses and maintains internal controls for identity and access management, logging and monitoring activities, performing periodic penetration testing and vulnerability scanning, general IT infrastructure governance and oversight, risk and threat assessment, employee awareness training and ongoing security monitoring. The Company engages a third-party hosting platform which internally manages ongoing vulnerability scanning, threat assessment and incident response through the hosting platform providing redundancy in threat preparedness, detection and response.

Our Executive Vice President (“EVP”) of Technology is responsible for addressing and managing cybersecurity risks, developing and implementing our information security program and reporting on cybersecurity matters to the Board. Our EVP of Technology has over twenty years of professional experience as a senior executive in technology driven enterprises with expertise across cybersecurity, compliance, manufacturing process engineering, database architecture, interface programming and more. Under the direction of the EVP of Technology, the Company also engages and retains qualified third-party consultants to assist in the identification and management of material risks from cybersecurity threats.

The Company assesses the cybersecurity preparedness of third-party vendors by obtaining SOC 1 or SOC 2 reports. If a third-party vendor is not able to provide a SOC 1 or SOC 2 report, we take additional steps to assess their cybersecurity preparedness and assess our relationship on that basis. Our assessment of risks associated with the use of third-party providers is part of our overall cybersecurity risk management framework.

The Board and Audit Committee, in conjunction with their oversight responsibility related to the ERM process and management, participates regularly in discussions with management regarding cybersecurity risks, and performs a review at least annually of the Company’s cybersecurity program. This includes discussions of management’s actions to identify and detect threats, as well as planned actions in the event of a response or recovery situation.

We are subject to cyber incidents and will continue to be exposed to cyber incidents in the normal course of our business. Incident response plans, procedures and processes are in place to address any cyber incidents, events or occurrences. Along with our third-party hosting platform, we periodically test preparedness ensuring and appropriate response is designed for immediate application. Although, such risks have not materially affected or are reasonably unlikely to materially affect us, these risks could affect our business strategy, including financial condition, results of operations, or cash flows. The extensive approach we take to cybersecurity may not be successful in preventing or mitigating a cybersecurity incident that could have a material adverse effect on us in the future. See Item 1A – Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for a discussion of cybersecurity risks.

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CODE OF ETHICS

On April 22, 2022, our Board of Directors adopted a code of business conduct and ethics applicable to our employees, directors and officers, in accordance with applicable U.S. federal securities laws and the corporate governance rules of Nasdaq. The code of business conduct and ethics is publicly available on our website at www.sobrsafe.com/corporate-policies/. Any substantive amendments or waivers of the code of business conduct and ethics or code of ethics for senior financial officers may be made only by our Board of Directors and will be promptly disclosed as required by applicable U.S. federal securities laws and the corporate governance rules of Nasdaq.

Additionally, we adopted a policy on insider trading which is publicly available on our website at www.sobrsafe.com/corporate-policies/. The Insider Trading Policy also specifically addresses hedging transactions, providing that any person wishing to enter into such an arrangement must first obtain written pre-clearance from the designated Compliance Officer. However, if any hedging transaction is considered a short-sale, it will be prohibited. In any event, no director or officer of SOBR Safe is permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds that are designed to hedge or offset a decrease in market value of any SOBR Safe securities granted as compensation or held, directly or indirectly, by such director or executive officer.

CLAWBACK POLICY

In accordance with the applicable rules of the Nasdaq Stock Market and Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended, the Company has adopted a policy for the recovery of erroneously awarded incentive-based compensation from executive officers (a “Clawback Policy”). In the event of an Accounting Restatement, the Company will reasonably promptly recover erroneously awarded compensation received from executive officers in accordance with the Nasdaq Rules and Rule 10D-1.

SECTION 16(A) BENEFICIAL OWNERSHIP

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

DELINQUENT SECTION 16(A) REPORTS

During the most recent fiscal year, to the Company’s knowledge, no delinquencies occurred.

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EXECUTIVE OFFICERS AND DIRECTORS; EXECUTIVE COMPENSATION

The following tables set forth certain information about compensation paid, earned or accrued for services by (i) the Company’s Chief Executive Officer and (ii) all other executive officers who earned in excess of $100,000 in the years ended December 31, 2024, and 2023 (“Named Executive Officers”):

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David Gandini, CEO and Secretary(2)	2024	300,000	-0-	-0-	-0-	-0-	-0-	-0-	300,000
	2023	300,000	-0-	150,062(3)	1,048,159(4)	-0-	-0-	-0-	1,498,221(3,4)

Christopher Whitaker, Chief Financial Officer, Treasurer and EVP of Business Operation & Marketing (5)	2024	225,000	-0-	-0-	-0-	-0-	-0-	-0-	225,000

Jerry Wenzel, Former CFO(6)	2024	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2023	225,000	-0-	24,000(7)	-0-	-0-	-0-	-0-	249,000(7)

Scott Bennett, EVP of Technology(8)	2023	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Michael Watson, Former EVP of Sales & Marketing(9)	2023	158,333	-0-	-0-	-0-	-0-	-0-	-0-	158,333

(1)	Includes amounts paid and/or accrued.
(2)	Mr. Gandini was appointed as our Chief Executive Officer in October 2021. Mr. Gandini previously served as our Chief Revenue Officer and Chief Financial Officer.
(3)	Includes the value of 90 Restricted Stock Units under our 2019 Equity Incentive Plan based on the fair market value of our common stock on the date of the grant.
(4)	Includes the value of 464 stock options granted to acquire shares of our common stock under our 2019 Equity Incentive Plan.
(5)

Mr. Whitaker was appointed as our Chief Financial Officer effective January 1, 2024. Effective March 1, 2025, the Company added the title of Executive Vice President of Business Operations and Marketing to Mr. Whitaker. Mr. Whitaker previously served as our Vice President of Finance and Accounting since February 2022.

(6)	Mr. Wenzel was hired as our Chief Financial Officer in January 2022, and resigned as our Chief Financial Officer effective December 31, 2023.
(7)	Includes the value of 46 Restricted Stock Units under our 2019 Equity Incentive Plan based on the fair market value of our common stock on the date of the grant.
(8)

Mr. Bennett was hired as our Executive Vice President of Business Operations and as an officer of the Company in October 2021. Effective March 15, 2023, Mr. Bennett was relieved of assigned officer duties and continued employment as Executive Vice President of Technology.

(9)

Mr. Watson was hired as our Executive Vice President of Sales and Marketing and as an officer of the Company in October 2021. Mr. Watson’s employment and position as an officer of the Company was terminated effective October 13, 2023.

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PAY VS. PERFORMANCE

Year	Summary Compensation Table Total for First PEO	Summary Compensation Table Total for Second PEO	Compensation Actually Paid to First PEO	Compensation Actually Paid to Second PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based on Total Stockholder Return	Net Income (Loss)
2024	$300,000	$-	$300,000	$-	$225,000	$225,000	$1	$(8,609,156)
2023	$1,498,221	$-	$450,266	$-	$147,930	$170,644	$5	$(10,214,721)
2022	$403,750	$-	$185,157	$(826,873)	$386,007	$(81,454)	$11	$(12,354,930)

During 2024, 2023 and 2022, our Chief Executive Officer (PEO) was David Gandini. During 2022, our Chief Executive Officer (PEO) was David Gandini. During 2023, our NEO’s consisted of Christopher Whitaker. During 2023, our NEO’s consisted of Jerry Wenzel, Scott Bennett (through March 15, 2023), and Michael Watson (through October 13, 2023). During 2022, our NEOs consisted of Jerry Wenzel, Scott Bennett, and Michael Watson.

The following table sets forth the adjustments made to arrive at compensation “actually paid” to our PEOs during each of the years represented in the PVP Table:

Adjustments to Determine Compensation “Actually Paid” to PEOs	2024	2023	2022
Deduction for amounts reported under the “Option Awards” column in the SCT	$-	$(1,198,221)	$-
Increase for fair value of awards granted during year that remain unvested at year end	-	175,836	-
Fair value of awards granted and vested in the same year	-	-	(161,175)
Change in fair value from prior year-end to current year-end of awards granted in prior years that were outstanding and unvested at year-end	(115,880)	-	-
Change in fair value from prior year-end to vesting date of awards granted in prior years that vested during year	32,809	-	(156,354)
Fair value of awards granted in prior years that failed to meet applicable vesting conditions	-	(25,570)	(727,937)
Total Adjustments	$(83,071)	$(1,047,955)	$(1,045,466)

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The following table sets forth the adjustments made to arrive at the average compensation “actually paid” to our non-PEO NEOs during each of the years represented in the PVP Table:

Adjustments to Determine Average Compensation “Actually Paid” to non-PEO NEOs	2024	2023	2022
Deduction for amounts reported under the “Option Awards” column in the SCT	$-	$(24,000)	$(968,611)
Increase for fair value of awards granted during year that remain unvested at year end	-	-	(293,224)
Fair value of awards granted and vested in the same year	-	(25,878)	(489,139)
Change in fair value from prior year-end to current year-end of awards granted in prior years that were outstanding and unvested at year-end	-	24,000	(36,512)
Change in fair value from prior year-end to vesting date of awards granted in prior years that vested during year	-	94,019	(238,713)
Fair value of awards granted in prior years that failed to meet applicable vesting conditions	-	-	(670,519)
Total Adjustments	$-	$68,142	$(2,696,719)

The following graph reflects the value of a fixed investment of $100 made on December 31, 2020:

Prior to the Company's up list to Nasdaq in May of 2022, the Company's stock was thinly traded on the OTC Pink and OTCQB markets. Due to a very limited float and a lack of investor awareness, SOBRsafe’s stock was not subject to an efficient trading market. In addition, there existed a substantial legacy shareholder base in the illiquid entities preceding SOBRsafe. Upon Nasdaq up list many of those shareholders chose to realize liquidity and exited the stock.  The Company’s tradeable float is now approximately 1.2 million shares, and its post up list commitment to creating new investor awareness is reflected in the trading volume and shareholder count increases detailed below.

The following table compares the Company's stock, equity and cash as of and for the years ended December 31, 2020, 2021, 2022, 2023 and 2024:

	December 31, 2020	December 31, 2021	December 31, 2022	December 31, 2023	December 31, 2024
Common Shares Outstanding	8,640,678	8,778,555	16,972,241	18,582,241	936,942
Annual Trading Volume of Shares	52,365	77,662	334,819,866	101,588,190	12,081,356
Approximate Shareholders of Record	170	175	4,200	3,550	4,300
Shareholders' Equity (Deficit)	$3,039,484	$(483,593)	$9,090,353	$1,982,537	$9,802,321
Cash	$232,842	$882,268	$8,578,997	$2,790,147	$8,834,042

17

Since 2019 the Company has been developing products leveraging proprietary transdermal (touch-based) technology to identify the presence of alcohol quickly and hygienically. During 2022, the Company raised approximately $19.5M in support of the first product sales, continued product development, sales force deployment and its operational structure to support future sales growth. During 2024, the Company raised approximately $13.5M to further commercial product and software development, support initial consumer and enterprise marketing campaigns, augment our sales force and continue to develop the corporate structure to support operational and sales growth initiatives.

As a result of the Company’s transition in 2022 from a development stage level of operations to initial product sales, the PEOs’ and non-PEO NEOs’ level of compensation is consistent with the necessary experience required to raise capital, develop products, launch to customer markets and generate revenue. The comparison of the decline in investment value and losses incurred to the PEO and non-PEO NEO compensation are reflective of the Company moving from a limited shareholder base and trading volumes, and the required investments for product and market development to generate revenue.

Employment Contracts

David Gandini. On January 30, 2023, we entered into an employment agreement with Mr. Gandini to continue to serve as our Chief Executive Officer through December 31, 2025 (the “Term”). The Term will automatically renew for additional terms of one year unless written notice not to renew is otherwise given by either Mr. Gandini or the Company.

Under the terms of the employment agreement, Mr. Gandini will receive an annual base salary of $300,000. For each subsequent calendar year of the Term and renewal terms, Mr. Gandini will receive salary adjustments as recommended by the Compensation Committee and approved by the Company’s Board of Directors (the “Board”). Mr. Gandini is also entitled to participate in the Company’s Annual Bonus Plan and any and all other incentive payments available to executives of the Company. Mr. Gandini may also be provided with regular equity grants commensurate with his role and as awarded by the Board pursuant to the Company’s 2019 Equity Incentive Plan.

                Chris Whitaker.  On May 1, 2025, we entered into an entered into an employment agreement with Mr. Whitaker to continue to serve as the Company’s Chief Financial Officer, effective March 1, 2025 for a one-year term, subject to automatic renewal of successive one-year periods (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Whitaker will receive a base salary of $255,000 for the first calendar year of the term, which may be adjusted as recommended by the Company’s Chief Executive Officer and the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”). In addition, Mr. Whitaker is entitled to participate in the Company’s annual bonus plan and may receive no less than 25% of his base salary for the calendar year, subject to the target goals and criteria set by the CEO and approved by the Compensation Committee and Board.  Such percentage may be increased above 25% with the approval of the Compensation Committee, the Board, and CEO.  Mr. Whitaker is eligible to participate in the Company’s 2019 Equity Incentive Plan, insurance, health, retirement, and other benefit plans.  Upon a change of control of the Company as defined in the Employment Agreement, all equity grants held by Mr. Whitaker will vest and be exercisable in accordance with their terms and conditions.

Scott Bennett. On August 17, 2021, we entered into an Executive Employment Agreement with Scott Bennett (the “Bennett Agreement”) to serve as our Executive Vice President of Business Operations beginning on October 18, 2021. Under the terms of the Bennett Agreement, Mr. Bennett performs services for us that are customary and usual for a EVP of business operations of a company, in exchange for: (i) a base salary of $175,000, (ii) incentive stock options under our 2019 Equity Incentive Plan to acquire up to 33,334 shares of our common stock at $9.21 per share (110% of fair market value on the date of grant), and repriced effective November 4, 2023, to an exercise price of $2.39 per share which options vest in equal quarterly installments overs a two year period, and (iii) 16,667 Restricted Stock Units under our 2019 Equity Incentive Stock Plan, which vested in November 2022. On November 4, 2022, Mr. Bennett was granted 50,000 Restricted Stock Units under our 2019 Equity Incentive Plan, that vest on June 1, 2023. The Bennett Agreement is for a two-year term. Effective March 15, 2023, Scott Bennet will continue as Executive Vice President of Business Operations but will no longer be an officer of the Company.

Prior to hiring Mr. Bennett as an executive officer, Mr. Bennett was granted (i) 3,334 Restricted Stock Units pursuant to a prior consulting arrangement with us, and (ii) a stock option to acquire 33,334 shares of our common stock at an exercise price of $10.14 per share under a prior employment agreement with us and repriced effective November 4, 2022, to an exercise price of $2.39 per share. The restricted stock units were issued under our 2019 Equity Plan and vested in November 2023. The stock options were also issued under our 2019 Equity Incentive Plan and vest in equal installments, monthly over a thirty-six (36) month period beginning May 17, 2021.

Additionally, on March 14, 2023, the following individuals have entered into Indemnification Agreements with the Company, which were approved by the stockholders at the Company’s 2023 Annual Stockholder Meeting held June 9, 2023.

•	David Gandini – Board Chair, Secretary & Chief Executive Officer
•	Steven Beabout – Board Director, Lead Independent Director & Compensation Committee Chair
•	Sandy Shoemaker – Board Director & Audit Committee Chair
•	Ford Fay – Board Director & Corp Governance Committee Chair
•	Noreen Butler – Former Board Director
•	Scott Bennett – EVP of Operations

18

Director Compensation

The following table sets forth director compensation for 2024:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

David Gandini	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Ford Fay	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Steven Beabout	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Noreen Butler	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Sandy Shoemaker	-0-	-0-	-0-	-0-	-0-	-0-	-0-

As of December 31, 2024, we have no formal plan for compensating our directors for their service in their capacity as directors, although such directors may receive restricted stock units or stock options to purchase common shares as awarded by our Board of Directors or (as to future stock options) or the Compensation Committee of our Board of Directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. Our Board of Directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

19

Outstanding Equity Awards

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers on December 31, 2024:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

David Gandini(1)	592	-	164	$869.20-2,552.00	November 1, 2029 -February 23, 2033(1)	-	-	90	$1,035

Christopher Whitaker	110	-	87	$528.00-2,321.00	February 23, 2028-November 10, 2028(2)	-	-	-	-

(1)

Under the terms of Mr. Gandini’s stock option grant, 292 of the options expire ten (10) years from the date of vesting, or November 1, 2029.

Under the terms of Mr. Gandini’s stock option grant, 464 of the options expire ten (10) years from the date of vesting, or February 23, 2033.

(2)

Under the terms of Mr. Whitaker’s stock option grant, 60 of the options expire five (5) years from the date of vesting, or February 23, 2028.

Under the terms of Mr. Whitaker’s stock option grant, 137 of the options expire five (5) years from the date of vesting, or November 10, 2028.

Aggregated Option Exercises

No options were exercised during the year ended December 31, 2024 by our named executive officers.

Long-Term Incentive Plan

Currently, our Company does not have a formal long-term incentive plan in favor of any director, officer, consultant or employee of our Company.

20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 9, 2025, certain information with respect to our equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

Title of Class	Name and Address of Beneficial Owner (2)	Nature of Beneficial Ownership	Amount	Percent of Class (1)
Common Stock	David Gandini (3)	Chief Executive Officer, Secretary and Director	1,014(4)	<	1%

Common Stock	Christopher Whitaker (3)	Chief Financial Officer, Treasurer and EVP of Business Operations & Marketing	86(5)	<	1%

Common Stock	Steven Beabout (3)	Lead Independent Director	684(7)	<	1%

Common Stock	Ford Fay (3)	Independent Director	68(6)	<	1%

Common Stock	Kris Pederson (3)	Independent Director	___-	<	-%

Common Stock	Sandy Shoemaker (3)	Independent Director	69(8)	<	1%

Common Stock	Thomas John Corley 132 Washington Place State College, PA 16801	5% Holder	288,000		19%

	All Officers and Directors as a Group (6 persons)		1,944(9)	<	1%

*Note: Noreen Butler served as a director of the Company until April 21, 2025, when she resigned.  Kris Pederson was appointed to the Board of Directors effective May 1, 2025.

(1)

Unless otherwise indicated, based on 1,516,145 shares of common stock issued and outstanding. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants but are not deemed outstanding for the purposes of computing the percentage of any other person.

(2)	Unless indicated otherwise, the address of the shareholder is 6400 South Fiddlers Green Circle, Suite 1400, Greenwood Village, Colorado 80111.

(3)	Indicates one of our officers or directors.

(4)

Includes vested stock options to acquire 469 shares of our common stock at exercise prices from $869.20 to $2,552 per share. Includes warrants to acquire 43 shares of our common stock at an exercise price of $2,337.50 per share. Does not include 90 restricted stock units owned by Mr. Gandini since those restricted stock units have not vested.

(5)	Includes vested stock options to acquire 50 shares of our common stock at exercise prices from $528 to $2,321 per share.

(6)	Includes vested stock options to acquire 61 shares of our common stock at exercise prices from $869.20 to $2,552 per share.

(7)

Includes 69 held in the name of C&S Trust, a trust controlled by Kathren Beabout, who is Mr. Beabout’s spouse. Mr. Beabout’s children are the beneficiaries of C&S Trust. Mr. Beabout also has interests in IDTEC, LLC and SOBR Safe, LLC, both of which own shares of our common stock. Mr. Beabout does not have a controlling interest in either entity so the stock owned by those entities is not reflected in his ownership. Includes vested stock options to acquire 69 shares of our common stock at an exercise price of $2,552 per share. Includes warrants to acquire 107 shares of our common stock at an exercise price of $2,337.50 per share.

(8)

Includes vested stock options to acquire 23 shares of our common stock at an exercise price of $2,387 per share. Includes warrants to acquire 22 shares of our common stock at an exercise price of $2,337.50 per share.

(9)	Includes an aggregate of 695 vested options to purchase our common stock, and 172 shares underlying warrants held by our officers and directors.

21

We are not aware of any person who owns of record, or is known to own beneficially, five percent or more of the outstanding securities of any class of the issuer, other than as set forth above. We are not aware of any person who controls the issuer as specified in Section 2(a)(1) of the 1940 Act. There are no classes of stock other than common and convertible preferred stock issued or outstanding. We do not have an investment advisor.

There are no current arrangements which will result in a change in control.

EQUITY COMPENSATION PLAN INFORMATION

On October 24, 2019, our 2019 Equity Incentive Plan (the “Plan”) went effective. The Plan was approved by our Board of Directors and the holders of a majority of our voting stock on September 9, 2019. The Plan’s number of authorized shares under the Plan was originally 1,167. In January 2022, the holders of a majority of our voting stock approved an amendment to the Plan that increased the number of shares authorized under the Plan to 1,576. In June 2024, the holders of a majority of our voting stock approved an amendment to the Plan that increased the number of shares authorized under the Plan to 3,182.

The following table sets forth information as of December 31, 2024, with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity compensation plan approved by security holders	3,182	$2,178.70	1,860
Equity compensation plan not approved by security holders	-	-	-
Total	3,182	$2,178.70	1,860

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Relationship and Related Transactions; Director Independence

Our Board of Directors and Audit Committee are responsible for reviewing and approving related person transactions, as defined in applicable rules promulgated by the SEC. Officers are required to bring any potential related person transaction to the Company’s Board of Directors and Audit Committee. Officers would present any actual or proposed transactions with related persons to the Board of Directors and Audit Committee for its review and approval.

22

David Gandini is one of our named executive officers. Mr. Gandini’s sons, Greg Gandini and Robert Gandini, are employees of SOBR Safe, Inc. Greg Gandini’s and Robert Gandini’s total compensation during fiscal 2024 was approximately $165,000 and $90,000, respectively. These compensation arrangements are consistent with those made available to other employees of SOBR Safe, Inc. with similar years of experience and positions within the Company. Greg Gandini and Robert Gandini each also participate in Company benefit plans and equity incentive plans available to all other employees in similar positions.

Currently, four of our directors are considered independent, namely Steven Beabout, Ford Fay, Kris Pederson, and Sandy Shoemaker. Nasdaq Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship that, in the opinion of the company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq listing rules provide that a director cannot be considered independent if:

•	the director is, or at any time during the past three years was, an employee of the company;

•

the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for Board or Board committee service);

•	a family member of the director is, or at any time during the past three years was, an executive officer of the company;

•

the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

•

the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

•

the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

Corporate Governance

As of December 31, 2024, our Board of Directors consisted of David Gandini, Noreen Butler, Ford Fay, Steven Beabout, and Sandy Shoemaker. As of December 31, 2024, four of our directors qualified as an “independent director” as the term is used in Nasdaq rule 5605(a)(2), namely Noreen Butler, Ford Fay, Steven Beabout, and Sandy Shoemaker. Our Board of Directors has a designated compensation committee, consisting of Steven Beabout, Ford Fay and Sandy Shoemaker. Our Board of Directors has a designated audit committee, consisting of Sandy Shoemaker, Steve Beabout and Ford Fay. Our Board of Directors has a designated nominating and corporate governance committee currently consisting of Kris Pederson, Ford Fay and Steve Beabout.

Advisory Votes on Executive Compensation and the Frequency of the Advisory Vote on Executive Compensation

At the 2024 Annual Meeting of Stockholders, the Board of Directors included an advisory stockholder vote regarding the frequency with which the stockholders would vote on the compensation of the Company’s named executive officers. At the 2024 Annual Stockholder meeting, the stockholders voted to conduct advisory votes on executive compensation every three years. The last advisory vote on executive compensation occurred during the 2024 Annual Stockholder Meeting. The next advisory vote on executive compensation will be held at the 2027 Annual Meeting of Stockholders. The next required advisory vote regarding the frequency of an advisory vote on named executive officer compensation will be held no later than the 2030 Annual Meeting of Stockholders.

23

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO THE COMPANY’S 2019 EQUITY INCENTIVE PLAN TO

INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR AWARDS TO

350,000

The Board of Directors recommends that the Company amend its 2019 Equity Incentive Plan to increase the number of shares of common stock available for awards to 350,000 as of the date of this stockholder approval. At the present time, the Company has an equity incentive plans for management and employees, the 2019 Equity Incentive Plan (the “2019 Plan”).

On October 24, 2019, the 2019 Plan went effective authorizing 1,167 shares of Company common stock for issuance as stock options and restricted stock units to employees, directors or consultants. The 2019 Plan was approved by the Company’s Board of Directors and the holders of a majority of the Company’s voting stock on September 9, 2019. In January 2022, the stockholders approved and ratified an amendment to increase the shares authorized under the 2019 Plan to 1,576. In June 2024, the stockholders approved and ratified an amendment to increase the shares authorized under the 2019 Plan to 3,182.  On January 1, 2025, pursuant to the 2019 Plan’s annual automatic increase of shares authorized under the 2019 equal to 5% of the total number of shares of capital stock outstanding on December 31 of the preceding fiscal year, the total number of shares authorized under the 2019 Plan is 50,029.

The Company generally recognizes share-based compensation expense on the grant date and over the period of vesting or period that services will be provided

The Company now desires to increase the number of authorized shares of common stock under the plan to 350,000 as of the date of stockholder approval. The increase is a one-time increase in number of shares available under the 2019 Plan. This means that if the stockholders approve this Proposal No. 3, the shares available under 2019 Plan will be increased to 350,000 as of the date of stockholder approval, but no other increases in the number shares available under the 2019 Plan will occur without stockholder approval, subject to the 2019 Plan annual automatic increase.

The primary goal of the amendment to the 2019 Plan is to provide the company with a sufficient reserve of common stock to offer appropriate incentives to Company employees, directors and consultants.

Required Vote

In accordance with Delaware law, approval of Proposal No. 3 requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on this proposal at the Annual Meeting. As a result, abstentions will have the same effect as votes against this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2019 EQUITY INCENTIVE PLAN TO ALLOW FOR UP TO 350,000 OF THE COMPANY’S FULLY DILUTED AND OUTSTANDING COMMON STOCK TO BE AWARDED UNDER THE PLAN.

24

 PROPOSAL NO. 4

GRANTING THE BOARD OF DIRECTORS DISCRETION TO AMEND THE COMPANY’S

CERTIFICATE OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT IN A RANGE

FROM ONE-FOR-TWO (1:2) UP TO ONE-FOR-TEN (1:10), OR ANYWHERE BETWEEN, AS MAY BE

DETERMINED BY THE BOARD OF DIRECTORS ON OR BEFORE DECEMBER 31, 2025

The Company’s common stock ($0.00001 par value, 100,000,000 shares authorized) is currently listed on the Nasdaq Capital Market tier of the Nasdaq Stock Market (“Nasdaq”). To comply with Nasdaq’s continued listing requirements, the Company’s common stock must maintain a bid price of at least $1.00 per share pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”).  If the bid price remains below $1.00 per share for 30 consecutive business days, Nasdaq will send the Company a deficiency notice.  On June 6, 2025, the Nasdaq official closing price of the common stock was $3.65.

Although the Company is currently in compliance with the Bid Price Requirement, if the stockholders approve Proposal No. 1 above and the Company makes the Resale Registration Statement effective with SEC approval, the Company anticipates that the bid price of the Company’s common stock may fall below the Bid Price Requirement as a result of resales of the Registrable Securities into the public market.

The Board of Directors believes that, if necessary, a reverse stock split will increase the price per share of the common stock and assist in meeting the Bid Price Requirement for maintaining Nasdaq listing.

Therefore, the Board recommends that the stockholders grant the Board of Directors discretion (if necessary to maintain a listing of the Company’s common stock on the Nasdaq Capital Market) to amend the Company’s certificate of incorporation to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-ten (1:10), or anywhere between in the discretion of the Board on or before December 31, 2025 (the “Reverse Stock Split”). The Board may only effect the Reverse Stock Split if it deems it to be reasonably necessary for maintaining its listing on Nasdaq. The Board proposed a range of stock split ratios to give it flexibility in determining the most conservative stock split ratio possible that will still meet the Bid Price Requirement necessary to prevent delisting from the Nasdaq Capital Market.

Except for adjustments that may result from the treatment of fractional shares, which will be rounded up to the nearest whole number, each stockholder will beneficially hold the same percentage of common stock immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. Also, proportionate adjustments will be made to the per-share exercise price and the number of shares covered by outstanding options and warrants to buy common stock, so that the total prices required to be paid to fully exercise each option and warrant before and after the Reverse Stock Split will be approximately equal.

The Board does not intend as part of the Reverse Stock Split to reduce the amount of the Company’s authorized shares of common stock. As of the Record Date, the Company has a total of 100,000,000 shares of common stock authorized and 1,516,145 shares issued, leaving 98,483,855 shares available for issuance, not including shares reserved for issuance upon exercise of warrants or options, or any other convertible security. If Proposal No. 4 is approved, the number of unissued, available authorized shares of Common Stock will increase, as reflected in the following table as if the Reverse Stock Split were to occur on the Record Date:

Ratio	Authorized	Issued pre- Reverse Stock Split*	Issued post- Reverse Stock Split**	Post- Reverse Stock Split Shares Available for Issuance*
1:2	100,000,000	1,516,145	758,073	99,241,927
1:3	100,000,000	1,516,145	505,382	99,494,618
1:5	100,000,000	1,516,145	303,229	99,696,771
1:10	100,000,000	1,516,145	151,615	99,848,385

*Does not reflect shares reserved for issuance upon exercise of warrants or options, or any other convertible security.

 **For purposes of this illustration, fractional shares are rounded up.

25

The increase in the number of shares of common stock available for issuance and any subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the Reverse Stock Split be used as a type of anti-takeover device. Any additional common stock, when issued, would have the same rights and preferences as the shares of common stock presently outstanding.

It should be noted that the liquidity of the common stock may be adversely affected by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split. The Board anticipates, however, that the expected higher market price will mitigate, to some extent, the effects on the liquidity through the anticipated increase in marketability discussed above.

The Board understands that there is a risk that the market price for the common stock may not react proportionally to the Reverse Stock Split. For example, if the Company accomplishes a 1:10 Reverse Stock Split at a time when the market price is $5.00 per share, there can be no assurance that the resulting market price will thereafter remain at or above $50.00 per share.

If the stockholders do not approve Proposal No. 4, and the Staff issues a Bid Price Requirement deficiency letter, the Staff may provide written notification to the Company that its common stock will be subject to delisting subject to a 180-day grace period.

The Board confirms that the contemplated Reverse Stock Split is not and will not be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Based upon the foregoing factors and understanding the risks, the Board has determined that granting the Board the discretion to implement a Reverse Stock Split is in the best interests of the Company and its stockholders.

Vote Required

This proposal will be approved if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. You may vote “For” or “Against” or “Abstain” from this proposal.  Abstentions and broker non-votes will have no effect on this proposal.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” GRANTING THE BOARD OF DIRECTORS DISCRETION (IF NECESSARY TO MAINTAIN A LISTING OF THE COMPANY’S COMMON STOCK ON THE NASDAQ CAPITAL MARKET)  TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT OF THE OUTSTANDING SHARES OF COMMON STOCK IN A RANGE FROM ONE-FOR-TWO (1:2) UP TO ONE-FOR-TEN (1:10), OR ANYWHERE BETWEEN, AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS ON OR BEFORE DECEMBER 31, 2025.

26

PROPOSAL NO. 5

RATIFICATION OF THE APPOINTMENT OF HAYNIE AND COMPANY

The Board of Directors has selected the accounting firm of Haynie and Company (“Haynie”) to serve as our independent registered public accounting firm for the 2025 fiscal year. We are asking our stockholders to ratify the selection of Haynie as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Haynie to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice.

If our stockholders fail to ratify the selection, it will be considered as a direction to the Board to consider the selection of a different firm. Even if the selection is ratified, the Board of Directors in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. To the Company’s knowledge, a representative from Haynie is not expected to be present at the Annual Meeting.

Fees Billed by Independent Accounting Firm

The following table sets forth the aggregate fees billed to us by Haynie, our independent registered public accounting firm, for the years ended December 31, 2024 and 2023:

	Year Ended December 31,	Year Ended December 31,
	2024	2023
Audit Fees (1)	$95,000	$95,000
Audit Related Fees (2)	10,00	2,500
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total	$105,000	$97,500

(1)

Audit fees include fees and expenses for professional services rendered in connection with the audit of our financial statements for those years, reviews of the interim financial statements that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)

Audit related fees consist of fees billed for assurance related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”. Included in audit related fees are fees and expenses related to reviews of registration statements and SEC filings other than annual reports on Form 10-K and quarterly reports on Form 10-Q.

(3)	Tax fees include the aggregate fees billed during the fiscal year indicated for professional services for tax compliance, tax advice and tax planning.

(4)	All other fees consist of fees for products and services other than the services reported above.

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Pre-Approval Policies and Procedures

The Audit Committee must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditors, subject to the de-minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act. Each year the independent auditor’s retention to audit our financial statements, including the associated fee, is approved by the audit committee before the filing of the previous year’s Annual Report on Form 10-K. At the beginning of the fiscal year, the Audit Committee will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. At each such subsequent meeting, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

Each new engagement of Haynie has been approved by the Board, and none of those engagements made use of the de-minimis exception to the pre-approval contained in Section 10A(i)(1)(B) of the Exchange Act.

All audit and non-audit services are pre-approved by the Audit Committee and were pre-approved by the full Board prior to the formation of the Audit Committee in April 2023, which considers, among other things, the possible effect of the performance of such services on the registered public accounting firm’s independence. The Audit Committee pre-approves the annual engagement of the principal independent registered public accounting firm, including the performance of the annual audit and quarterly reviews for the subsequent fiscal year, and pre-approves specific engagements for tax services performed by such firm. The Audit Committee has also established pre-approval policies and procedures for certain enumerated audit and audit-related services performed pursuant to the annual engagement agreement, including such firm’s attendance at and participation at Audit Committee and Board meetings; services of such firm associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings, such as comfort letters and consents; such firm’s assistance in responding to any SEC comment letters; and consultations with such firm as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, Public Company Accounting Oversight Board (“PCAOB”), Financial Accounting Standards Board (“FASB”), or other regulatory or standard-setting bodies. The Audit Committee is informed of each service performed pursuant to its pre-approval policies and procedures.

Required Vote

Proposal 5 will be approved by the affirmative vote of a majority of the voting securities present or represented by proxy and entitled to vote at the Annual Meeting. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

However, while we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on the Company. Our Board of Directors values the opinions of all of our stockholders and will consider the outcome of this vote when making future decisions with respect to our auditors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF HAYNIE AND COMPANY AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Company’s filings with the SEC are also available to the public from the SEC’s website, http://www.sec.gov and at the Company’s website, https://sobrsafe.com. Copies of these documents may also be obtained by writing our Secretary at the address specified above.

STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be included in our next proxy statement must be received by us at our executive offices no later than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. A stockholder proposal for the 2026 Annual Meeting of Stockholders will be ineligible for inclusion in our proxy statement and form of proxy unless the stockholder gives timely notice of the proposal in writing to the Corporate Secretary of the Company at the executive offices of the Company. To be timely, the Company must have received the stockholder’s notice no later than 5:00 pm Mountain Time on March 18, 2026. However, if the date of the 2026 Annual Meeting of Stockholders is changed by more than 30 days from the date of this year’s Annual Meeting, the Company must receive the stockholder’s notice no later than the close of business on (i) the 90th day prior to such annual meeting and (ii) the seventh day following the day on which public announcement of the date of such meeting is first made.

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To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the first anniversary of the preceding year’s annual meeting. Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2026 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act to the Corporate Secretary of the Company at the executive offices of the Company no later than 5:00 pm Mountain Time on April 17, 2026.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Company at 6400 South Fiddlers Green Circle, Suite 1400, Greenwood Village, Colorado 80111, or contact us at 844.SOBRSAFE (762.7723). The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

OTHER MATTERS

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 was mailed to the stockholders on or about June [__], 2025, and is accessible online at www.proxyvote.com. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

The Board invites you to attend the Annual Meeting virtually. Whether or not you expect to attend the Annual Meeting, please submit your vote by internet, telephone or mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE READ THE PROXY STATEMENT AND THEN VOTE BY INTERNET OR MAIL AS PROMPTLY AS POSSIBLE. VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

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APPENDIX I

AMENDED AND RESTATED BYLAWS

OF

SOBR SAFE, INC.

ARTICLE I

OFFICES

Section 1.01 Registered Office. The registered office of SOBR Safe, Inc. (the “Corporation”) shall be in the State of Delaware, City of Wilmington, County of New Castle.

Section 1.02 Other Offices. The Corporation may have other offices, both within and without the State of Delaware, as the board of directors of the Corporation (the “Board of Directors”) from time to time shall determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF THE STOCKHOLDERS

Section 2.01 Place of Meetings; Meetings by Remote Communications.

(a) Place of Meetings. All meetings of the stockholders shall be held at such place, if any, either within or without the State of Delaware, or by means of remote communication, as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of meeting.

(b) Meetings by Remote Communications. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication: (i) participate in a meeting of stockholders, and (ii) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication; provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder; (B) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 2.02 Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting in accordance with these bylaws shall be held at such date, time, and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting.

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Section 2.03 Special Meetings.

(a) Purpose. Special meetings of stockholders for any purpose or purposes shall be called only:

(i) by the Board of Directors;

(ii) the Chair of the Board (as defined in Section 3.17);

(iii) the Chief Executive Officer (as defined in Section 4.01); or

(iv) by the Secretary (as defined in Section 4.01), following receipt of one or more written demands to call a special meeting of the stockholders in accordance with, and subject to, this Section 2.03 from stockholders of record who own, and have continuously owned for at least one year prior to the date such request is delivered to the Secretary, in the aggregate, at least 10% of the voting power of the outstanding shares of the Corporation then entitled to vote on the matter or matters to be brought before the proposed special meeting.

(b) Notice. A request to the Secretary shall be delivered to the Secretary at the Corporation’s principal executive offices and signed by each stockholder, or a duly authorized agent of such stockholder, requesting the special meeting and shall set forth:

(i) a brief description of each matter of business desired to be brought before the special meeting;

(ii) the reasons for conducting such business at the special meeting;

(iii) the text of any proposal or business to be considered at the special meeting (including the text of any resolutions proposed to be considered and in the event that such business includes a proposal to amend these bylaws, the language of the proposed amendment); and

(iv) the information required in Section 2.13(b) of these by-laws (for stockholder nomination demands) or Section 2.13(c) of these bylaws (for all other stockholder proposal demands), as applicable.

(c) Business. Business transacted at a special meeting requested by stockholders shall be limited to the matters described in the special meeting request; provided, however, that nothing herein shall prohibit the Board of Directors from submitting matters to the stockholders at any special meeting requested by stockholders.

(d) Time and Date. A special meeting requested by stockholders shall be held at such date and time as may be fixed by the Board of Directors; provided, however, that the date of any such special meeting shall be not more than 120 days after the request to call the special meeting is received by the Secretary. Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if:

(i) the Board of Directors has called or calls for an annual or special meeting of the stockholders to be held within 90 days after the Secretary receives the request for the special meeting and the Board of Directors determines in good faith that the business of such meeting includes (among any other matters properly brought before the meeting) the business specified in the request;

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(ii) the stated business to be brought before the special meeting is not a proper subject for stockholder action under applicable law;

(iii) an identical or substantially similar item (a “Similar Item”) was presented at any meeting of stockholders held within 90 days prior to the receipt by the Secretary of the request for the special meeting (and, for purposes of this Section 2.03(d)(iii), the election of directors shall be deemed a Similar Item with respect to all items of business involving the election or removal of directors); or

(iv) the special meeting request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (the “Exchange Act”).

(e) Revocation. A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the Secretary at the Corporation’s principal executive offices, and if, following such revocation, there are unrevoked requests from stockholders holding in the aggregate less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the Board of Directors, in its discretion, may cancel the special meeting.

Section 2.04 Adjournments. Any meeting of the stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof and the means of remote communication, if any, are provided in accordance with applicable law. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date is fixed for stockholders entitled to vote at the adjourned meeting, the Board of Directors shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.

Section 2.05 Notice of Meetings. Notice of the place (if any), date, hour, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), and means of remote communication, if any, of every meeting of stockholders shall be given by the Corporation not less than ten days nor more than 60 days before the meeting (unless a different time is specified by law) to every stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notices of special meetings shall also specify the purpose or purposes for which the meeting has been called. Notices of meetings to stockholders may be given by mailing the same, addressed to the stockholder entitled thereto, at such stockholder’s mailing address as it appears on the records of the corporation and such notice shall be deemed to be given when deposited in the U.S. mail, postage prepaid. Without limiting the manner by which notices of meetings otherwise may be given effectively to stockholders, any such notice may be given by electronic transmission in accordance with applicable law. Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.

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Section 2.06 List of Stockholders. The Corporation shall prepare a complete list of the stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares of capital stock of the Corporation registered in the name of each stockholder no later than the tenth day before each meeting of the stockholders. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of ten days ending on the day before the meeting date: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list was provided with the notice of the meeting; or (b) during ordinary business hours, at the principal place of business of the Corporation. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

Section 2.07 Quorum. Unless otherwise required by law, the Certificate of Incorporation, or these bylaws, at each meeting of the stockholders, the holders of one-third of the outstanding shares of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, then either (a) the chair of the meeting or (b) the stockholders by the affirmative vote of the holders of a majority of the voting power of the stock present in person or represented by proxy at the meeting entitled to vote thereon, shall have power to adjourn the meeting from time to time, in the manner provided in Section 2.04, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

Section 2.08 Organization. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. At every meeting of the stockholders, the Chair of the Board, or in their absence or inability to act, the Chief Executive Officer (as defined in Section 4.01), or, in their absence or inability to act, the officer or director whom the Board of Directors shall appoint, shall act as chair of, and preside at, the meeting. The Secretary or, in the Secretary’s absence or inability to act, the person whom the chair of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chair of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations, or procedures, whether adopted by the Board of Directors or prescribed by the chair of the meeting, may include, without limitation, the following:

(a) the establishment of an agenda or order of business for the meeting;

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(b) the determination of when the polls shall open and close for any given matter to be voted on at the meeting;

(c) rules and procedures for maintaining order at the meeting and the safety of those present;

(d) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies, or such other persons as the chair of the meeting shall determine;

(e) restrictions on entry to the meeting after the time fixed for the commencement thereof; and

(f) limitations on the time allotted to questions or comments by participants.

Section 2.09 Voting; Proxies.

(a) General. Unless otherwise required by law or provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote, in person, by remote communication, if applicable, or by proxy, for each share of capital stock held by such stockholder.

(b) Election of Directors. Unless otherwise required by the Certificate of Incorporation, the election of directors shall be by written ballot. If authorized by the Board of Directors, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder. Unless otherwise required by law, the Certificate of Incorporation, or these bylaws, the election of directors shall be decided by a plurality of the votes cast with respect to a nominee at a meeting of the stockholders for the election of directors, at which a quorum is present, by the holders of stock entitled to vote in the election.

(c) Other Matters. Unless otherwise required by law, the Certificate of Incorporation, or these bylaws, any matter, other than the election of directors, properly brought before any meeting of stockholders, at which a quorum is present, shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter.

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(d) Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The authorization of a person to act as proxy may be documented, signed, and delivered in accordance with Section 116 of the General Corporation Law of the State of Delaware (the “DGCL”) provided that such authorization shall set forth, or be delivered with, information enabling the corporation to determine the identity of the stockholder granting such authorization. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date. Any stockholder soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors.

Section 2.10 Inspectors at Meetings of Stockholders. In advance of any meeting of the stockholders, the Board of Directors shall, appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of the inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of their ability. The inspector or inspectors may appoint or retain other persons or entities to assist the inspector or inspectors in the performance of their duties. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspector or inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election. When executing the duties of inspector, the inspector or inspectors shall:

(a) ascertain the number of shares outstanding and the voting power of each;

(b) determine the shares represented at the meeting and the validity of proxies and ballots;

(c) count all votes and ballots;

(d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

(e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots.

Section 2.11 Consent of Stockholders Without a Meeting. Any action to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing or by electronic transmission setting forth the action to be so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware (by hand or by certified or registered mail, return receipt requested), its principal place of business, an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded, or to an information processing system designated by the corporation for receiving such consents in accordance with applicable law. Every consent shall bear the date of signature of each stockholder who signs the consent, and no consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section 2.11, consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action by the stockholders by less than unanimous consent shall, to the extent required by applicable law, be given to those stockholders as of the record date for the action by consent who have not consented and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent.

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Section 2.12 Fixing the Record Date.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than ten days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of stockholders entitled to vote therewith at the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

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Section 2.13 Advance Notice of Stockholder Nominations and Proposals.

(a) Annual Meetings. At a meeting of the stockholders, only such nominations of persons for the election of directors and such other business shall be conducted as shall have been properly brought before the meeting. Except for nominations that are included in the Corporation’s annual meeting proxy statement pursuant to Section 2.14, to be properly brought before an annual meeting, nominations or such other business must be:

(i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or any committee thereof;

(ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or any committee thereof; or

(iii) otherwise properly brought before an annual meeting by a stockholder who is a stockholder of record of the Corporation at the time such notice of meeting is delivered and at the time of the annual meeting of stockholders, who is entitled to vote at the meeting, and who complies with the notice procedures set forth in this Section 2.13.

In addition, any proposal of business (other than the nomination of persons for election to the Board of Directors) must be a proper matter for stockholder action. For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder pursuant to Section 2.13(a)(iii), the stockholder or stockholders of record intending to propose the business (the “Proposing Stockholder”) must have given timely notice thereof pursuant to this Section 2.13(a), in writing to the Secretary even if such matter is already the subject of any notice to the stockholders or Public Disclosure from the Board of Directors. To be timely, a Proposing Stockholder’s notice for an annual meeting must be delivered to the Secretary at the principal executive offices of the Corporation: (x) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting; and (y) with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the tenth day following the first date of Public Disclosure of the date of such meeting. In no event will the adjournment or postponement of an annual meeting (or the public announcement thereof) for which notice has already been given or for which a public announcement of the meeting date has already been made, commence a new notice time period (or extend any notice time period) for the giving of a stockholder’s notice as described above. For the purposes of this Section 2.13 and Section 2.14, “Public Disclosure” shall mean a disclosure made in a press release reported by the Dow Jones News Services, The Associated Press, or a comparable national news service or in a document filed by the Corporation with the Securities and Exchange Commission (“SEC”) pursuant to Section 13, 14, or 15(d) of the Exchange Act.

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(b) Stockholder Nominations. For the nomination of any person or persons for election to the Board of Directors pursuant to Section 2.13(a)(iii) or Section 2.13(d), a Proposing Stockholder’s timely notice to the Secretary (in accordance with the time periods for delivery of timely notice as set forth in this Section 2.13) shall set forth or include:

(i) the name, age, business address, and residence address of each nominee proposed in such notice;

(ii) the principal occupation or employment of each such nominee;

(iii) the class and number of shares of capital stock of the Corporation which are owned of record and beneficially by each such nominee (if any);

(iv) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act;

(v) a written questionnaire with respect to the background, qualification, and independence of such proposed nominee, completed and executed by such proposed nominee, in the form to be provided by the Secretary upon written request of any stockholder of record within 10 days of such request, and a written statement and agreement executed by each such nominee acknowledging that such person:

(A) consents to being named as a nominee in the proxy statement and form of proxy relating to the meeting at which directors are to be elected and to serving as a director if elected,

(B) intends to serve as a director for the full term for which such person is standing for election, and

(C) makes the following representations: (1) that the director nominee has read and agrees to adhere to the Corporation’s corporate governance guidelines, code of ethics, related party transactions policy, and any other of the Corporation’s policies or guidelines applicable to directors, including with regard to securities trading, (2) that the director nominee is not and will not become a party to any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any nomination or other business proposal, issue, or question (a “Voting Commitment”) that has not been disclosed to the Corporation or any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, and (3) that the director nominee is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with such person’s nomination for director or service as a director of the Corporation (“Compensation Arrangement”) that has not been disclosed to the Corporation;

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(vi) as to the Proposing Stockholder, the beneficial owner, if any on whose behalf the nomination or other business proposal is being made, and if such Proposing Stockholder or beneficial owner is an entity, as to each director, executive, managing member, or control person of such entity (any such individual or control person, a “control person”):

(A) the name and address of the Proposing Stockholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination or other business proposal is being made,

(B) the class and number of shares of the Corporation which are owned as of the date of the Proposing Stockholder’s notice by the Proposing Stockholder (beneficially and of record), the beneficial owner, if any, on whose behalf the nomination or other business proposal is being made, and any control person, and a representation that the Proposing Stockholder will notify the Corporation in writing of the class and number of such shares owned of record and beneficially by the Proposing Stockholder, the beneficial owner, and any control person as of the record date for the meeting within five business days after the record date for such meeting,

(C) a description of any agreement, arrangement, or understanding with respect to such nomination or other business proposal between or among the Proposing Stockholder, the beneficial owner, if any, on whose behalf the nomination or other business proposal is being made, and any control person; including without limitation (1) any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Schedule 13D under the Exchange Act and (2) any plans or proposals which relate to or would result in any action that would be required to be disclosed pursuant to Item 4 of Schedule 13D under the Exchange Act (in each case, regardless of whether the requirement to file a Schedule 13D under the Exchange Act is applicable), and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting,

(D) a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Stockholder’s notice by, or on behalf of, the Proposing Stockholder, the beneficial owner, if any, on whose behalf the nomination or other business proposal is being made, and any control person, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proposing Stockholder, beneficial owner, or any of control person with respect to shares of stock of the Corporation, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting,

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(E) a representation that the Proposing Stockholder is a holder of record of shares of the Corporation entitled to vote at the meeting and intends to appear in person at the meeting (or a qualified representative thereof intends to appear in person at the meeting) to nominate the person or persons specified in the notice or propose such other business proposal,

(F) a representation whether the Proposing Stockholder, the beneficial owner, if any, on whose behalf the nomination or other business proposal is being made, any control person, or any other participant (as defined in Item 4 of Schedule 14A under the Exchange Act) will engage in a solicitation with respect to such nomination or other business proposal and, if so, the name of each participant in such solicitation; and a statement: (1) confirming whether, the stockholder, beneficial owner, or any control person intends, or is part of a group that (x) in the case of a nomination, intends to solicit proxies or votes in support of such director nominees or nomination in accordance with Rule 14a-19 under the Exchange Act, including but not limited to, delivering a proxy statement and form of proxy and soliciting at least the percentage of the voting power of all of the shares of the stock of the Corporation required under applicable law to elect the nominee, and (y) in the case of a business proposal, intends to deliver a proxy statement and form of proxy and solicit at least the percentage of voting power of all of the shares of stock of the Corporation required under applicable law to approve the proposal; and (2) whether or not any such stockholder, beneficial owner, or any control person intends to otherwise solicit proxies from stockholders in support of such nomination or other business proposal,

(G) the names and addresses of other stockholders (including beneficial and record owners and control persons) known by the Proposing Stockholder to support financially the nomination or other business proposal, and to the extent known, the class and number of all shares of the Corporation’s capital stock owned beneficially or of record by such other stockholders (including beneficial and record owners and control persons), and

(H) any other information relating to such Proposing Stockholder and beneficial owner, if any, on whose behalf the nomination or other business proposal is being made, and any control person that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the business proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

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The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

(c) Other Stockholder Proposals. For all business other than director nominations, a Proposing Stockholder’s timely notice to the Secretary (in accordance with the time periods for delivery of timely notice as set forth in this Section 2.13) shall set forth as to each matter the Proposing Stockholder proposes to bring before the annual meeting:

(i) a brief description of the business desired to be brought before the annual meeting;

(ii) the reasons for conducting such business at the annual meeting;

(iii) the text of any proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these bylaws, the language of the proposed amendment);

(iv) any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such Proposing Stockholder, beneficial owner, if any, on whose behalf the business is being proposed, and any control person;

(v) any other information relating to such Proposing Stockholder, beneficial owner, if any, on whose behalf the proposal is being made, any control person or any other participants (as defined in Item 4 of Schedule 14A under the Exchange Act) required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;

(vi) a description of all agreements, arrangements, or understandings between or among such stockholder, the beneficial owner, if any, on whose behalf the proposal is being made, and any control person and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such stockholder, beneficial owner, or any control person, in such business, including any anticipated benefit therefrom to such stockholder, beneficial owner, or control person; and

(vii) all of the other information required by Section 2.13(b)(vi) above.

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(d) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders called by the Board of Directors at which directors are to be elected pursuant to the Corporation’s notice of meeting:

(i) by or at the direction of the Board of Directors or any committee thereof; or

(ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.13(d) is delivered to the Secretary and at the time of the special meeting of stockholders, who is entitled to vote at the meeting, and upon such election and who complies with the notice procedures set forth in this Section 2.13.

In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if such stockholder delivers a stockholder’s notice that complies with the requirements of Section 2.13(b) to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of: (x) the 90th day prior to such special meeting; or (y) the tenth (10th) day following the date of the first Public Disclosure of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall an adjournment or postponement (or the public announcement thereof) commence a new time period (or extend any notice time period) for the giving of a stockholder’s notice as described above. The number of nominees a stockholder may nominate for election at a special meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the special meeting on behalf of the beneficial owner) shall not exceed the number of directors to be elected by stockholders generally at such special meeting.

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(e) Effect of Noncompliance.

(i) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.13 or Section 2.14 shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors and only such other business shall be conducted at a meeting as shall be brought before the meeting in accordance with the procedures set forth in this Section 2.13. The chair of the meeting, as determined pursuant to Section 2.08, shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.13. If any proposed nomination was not made or proposed in compliance with this Section 2.13, or other business was not made or proposed in compliance with this Section 2.13, or if any stockholder, beneficial owner, control person, or any nominee for director acted contrary to any representation or other agreement required by this Section 2.13 (or with any law, rule, or regulation identified therein) or provided false or misleading information to the Corporation, then except as otherwise required by law, the chair of the meeting shall have the power and duty to declare that such nomination shall be disregarded or that such proposed other business shall not be transacted. Notwithstanding anything in these bylaws to the contrary, unless otherwise required by law, if a Proposing Stockholder intending to propose business or make nominations at an annual meeting or propose a nomination at a special meeting pursuant to this Section 2.13 does not comply with or provide the information required under this Section 2.13 to the Corporation, including the updated information required by Section 2.13(b)(vi)(B), Section 2.13(b)(vi)(C), and Section 2.13(b)(vi)(D) within five business days after the record date for such meeting or the evidence required by Section 2.13(e)(ii) by no later than five business days prior to the applicable meeting or the Proposing Stockholder (or a qualified representative of the Proposing Stockholder) does not appear at the meeting to present the proposed business or nominations, such business or nominations shall not be considered, notwithstanding that proxies in respect of such business or nominations may have been received by the Corporation.

(ii) If any stockholder provides notice pursuant to Rule 14a-19 under the Exchange Act, such stockholder shall deliver to the Corporation, no later than five business days prior to the applicable meeting, reasonable evidence that it has met all of the applicable requirements of Rule 14a-19 under the Exchange Act. Without limiting the other provisions and requirements of this Section 2.13, unless otherwise required by law, if any Proposing Stockholder provides such notice and either (A) fails to comply with the requirements of Rule 14a-19 under the Exchange Act, or (B) fails to timely provide reasonable evidence of such compliance as required by this Section 2.13(e)(ii), then the Proposing Stockholder’s nomination of each such proposed nominee shall be disregarded, notwithstanding that the nominee is included as a nominee in the Corporation’s proxy statement, notice of meeting, or other proxy materials for any annual meeting (or any supplement thereto) and the Corporation shall disregard any proxies or votes solicited for such stockholder’s nominees.

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(f) Rule 14a-8. This Section 2.13 and Section 2.14 shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Corporation of the stockholder’s intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.

Section 2.14 Proxy Access.

(a) Inclusion of Proxy Access Stockholder Nominee in Proxy Statement. Subject to the provisions of this Section 2.14, the Corporation shall include in its proxy statement (including its form of proxy) for an annual meeting of stockholders the name of any stockholder nominee for election to the Board of Directors submitted pursuant to this Section 2.14 (each a “Proxy Access Stockholder Nominee”) provided:

(i) timely written notice of such Proxy Access Stockholder Nominee satisfying this Section 2.14 (“Proxy Access Notice”) is delivered to the Corporation by a stockholder of record or stockholder group that, at the time the Proxy Access Notice is delivered, satisfies the ownership and other requirements of this Section 2.14 (such stockholder or stockholder group, the “Eligible Stockholder”);

(ii) the Eligible Stockholder expressly elects in writing at the time of providing the Proxy Access Notice to have its Proxy Access Stockholder Nominee included in the Corporation’s proxy statement pursuant to this Section 2.14; and

(iii) the Eligible Stockholder and the Proxy Access Stockholder Nominee otherwise satisfy the requirements of this Section 2.14.

(b) Timely Notice. To be timely, the Proxy Access Notice must be delivered to the Secretary at the principal executive offices of the Corporation, not later than 120 days nor more than 150 days prior to the first anniversary of the date (as stated in the Corporation’s proxy materials) that the Corporation’s definitive proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting of stockholders/of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, the Proxy Access Notice must be so delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of: (i) the 120th day prior to such annual meeting; or (ii) the 10th day following the day on which Public Disclosure of the date of such annual meeting is first made by the Corporation. In no event shall an adjournment or postponement of an annual meeting (or the public announcement thereof) commence a new time period (or extend any time period) for the giving of the Proxy Access Notice.

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(c) Information to be Included in Proxy Statement. In addition to including the name of the Proxy Access Stockholder Nominee in the Corporation’s proxy statement for the annual meeting, the Corporation shall also include (collectively, the “Required Information”):

(i) the information concerning the Proxy Access Stockholder Nominee and the Eligible Stockholder that is required to be disclosed in the Corporation’s proxy statement pursuant to the Exchange Act, and the rules and regulations promulgated thereunder; and

(ii) if the Eligible Stockholder so elects, a written statement of the Eligible Stockholder (or in the case of a group, a written statement of the group), not to exceed 500 words, in support of its Proxy Access Stockholder Nominee, which must be provided at the same time as the Proxy Access Notice for inclusion in the Corporation’s proxy statement for the annual meeting (a “Statement”).

Notwithstanding anything to the contrary contained in this Section 2.14, the Corporation may omit from its proxy materials any information or Statement that it, in good faith, believes is untrue in any material respect (or omits a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading) or would violate any applicable law, rule, regulation, or listing standard. Additionally, nothing in this Section 2.14 shall limit the Corporation’s ability to solicit against and include in its proxy statement its own statements relating to any Proxy Access Stockholder Nominee.

(d) Proxy Access Stockholder Nominee Limits. The number of Proxy Access Stockholder Nominees (including Proxy Access Stockholder Nominees that were submitted by an Eligible Stockholder for inclusion in the Corporation’s proxy statement pursuant to this Section 2.14 but either are subsequently withdrawn or that the Board of Directors decides to nominate) appearing in the Corporation’s proxy statement with respect to a meeting of stockholders shall not exceed the greater of: (x) two; or (y) 20% of the number of directors in office as of the last day on which notice of a nomination may be delivered pursuant to this Section 2.14 (the “Final Proxy Access Nomination Date”) or, if such amount is not a whole number, the closest whole number below 20% (the “Permitted Number”); provided, however, that:

(i) in the event that one or more vacancies for any reason occurs on the Board of Directors at any time after the Final Proxy Access Nomination Date and before the date of the applicable annual meeting of stockholders and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Permitted Number shall be calculated based on the number of directors in office as so reduced;

(ii) any Proxy Access Stockholder Nominee who is included in the Corporation’s proxy statement for a particular meeting of stockholders but withdraws from or becomes ineligible or unavailable for election at the meeting, shall be ineligible to be included in the Corporation’s proxy statement as a Proxy Access Stockholder Nominee pursuant to this Section 2.14 for the next two annual meetings of stockholders following the meeting for which the Proxy Access Stockholder Nominee has been nominated for election;

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(iii) any director in office as of the nomination deadline who was included in the Corporation’s proxy statement as a Proxy Access Stockholder Nominee for any of the two preceding annual meetings and whom the Board of Directors decides to nominate for election to the Board of Directors will be counted against the Permitted Number;

(iv) any director recommended by the Board of Directors pursuant to an agreement, arrangement, or other understanding with a stockholder or group of stockholders (other than any such agreement, arrangement, or other understanding entered into in connection with an acquisition of stock from the Corporation by such stockholder or group of stockholders) will be counted against the Permitted Number.

In the event that the number of Proxy Access Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 2.14 exceeds the Permitted Number, each Eligible Stockholder shall select one Proxy Access Stockholder Nominee for inclusion in the Corporation’s proxy statement until the Permitted Number is reached, going in order of the amount (from greatest to least) of voting power of the Corporation’s capital stock entitled to vote on the election of directors as disclosed in the Proxy Access Notice. If the Permitted Number is not reached after each Eligible Stockholder has selected one Proxy Access Stockholder Nominee, this selection process shall continue as many times as necessary, following the same order each time, until the Permitted Number is reached.

(e) Eligibility of Nominating Stockholder; Stockholder Group. An Eligible Stockholder, and the beneficial owner, if any, on whose behalf the Proxy Access Stockholder Nominee is being proposed, must have owned (as defined below) continuously for at least three years a number of shares that represents 3% or more of the outstanding shares of the Corporation entitled to vote in the election of directors (the “Required Shares”) as of both the date the Proxy Access Notice is delivered to or received by the Corporation in accordance with this Section 2.14 and the record date for determining stockholders entitled to vote at the meeting. For purposes of satisfying the ownership requirement under this Section 2.14, the voting power represented by the shares of the Corporation’s capital stock owned by one or more stockholders of record, or by the beneficial owners, if any, on whose behalf the Proxy Access Stockholder Nominee is being proposed, may be aggregated, provided that:

(i) the number of stockholders of record and, if and to the extent that a holder of record is acting on behalf of one or more beneficial owners, of such beneficial owners, whose stock ownership is aggregated for the purpose of satisfying the ownership requirement under this Section 2.14 shall not exceed 20; and

(ii) each stockholder of record or beneficial owner whose shares are aggregated shall have held such shares continuously for at least three years as required by this Section 2.14.

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Whenever an Eligible Stockholder consists of a group of stockholders of record and/or beneficial owners, any and all requirements and obligations for an Eligible Stockholder set forth in this Section 2.14 must be satisfied by and as to each such stockholder or beneficial owner, except that shares may be aggregated to meet the Required Shares as provided in this Section 2.14(e). With respect to any one particular annual meeting, no shares may be attributed to more than one Eligible Stockholder, and no stockholder of record or beneficial owner, alone or together with any of its affiliates, may individually or as a member of a group qualify as or constitute more than one Eligible Stockholder under this Section 2.14.

(f) Funds. A group of two or more funds shall be treated as one stockholder of record or beneficial owner for this Section 2.14 provided that the other terms and conditions in this Section 2.14 are met (including Section 2.14(h)(v)(A)) and the funds are:

(i) under common management and investment control;

(ii) under common management and funded primarily by the same employer (or by a group of related employers that are under common control); or

(iii) a “group of investment companies,” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended.

(g) Ownership. For purposes of this Section 2.14, a stockholder of record or a beneficial owner, as the case may be, shall be deemed to “own” only those outstanding shares of the Corporation’s capital stock as to which the stockholder of record, or, if such stockholder is a nominee, custodian, or other agent that is holding the shares on behalf of a beneficial owner, that the beneficial owner on whose behalf the Proxy Access Stockholder Nominee is being proposed, possesses both:

(i) the full voting and investment rights pertaining to the shares; and

(ii) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares:

(A) sold by such stockholder or beneficial owner or any of their respective affiliates in any transaction that has not been settled or closed,

(B) borrowed by such stockholder or beneficial owner or any of their respective affiliates for any purposes or purchased by such stockholder or beneficial owner or any of their respective affiliates pursuant to an agreement to resell, or

(C) subject to any option, warrant, forward contract, swap, contract of sale, other derivative, or similar agreement entered into by such stockholder, beneficial owner, or any of their respective affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of the Corporation’s capital stock, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of: (1) reducing in any manner, to any extent or at any time in the future, such stockholder’s, beneficial owner’s, or affiliate’s full right to vote or direct the voting of any such shares; and/or (2) hedging, offsetting, or altering to any degree gain or loss arising from the full economic ownership of such shares by such stockholder, beneficial owner, or affiliate.

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An Eligible Stockholder and beneficial owner, if any, on whose behalf the Proxy Access Stockholder Nominee is proposed “owns” shares held in the name of a nominee or other intermediary so long as the Eligible Stockholder or beneficial owner, as applicable, retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. An Eligible Stockholder’s and beneficial owner’s ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder or beneficial owner, as applicable, has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the Eligible Stockholder or beneficial owner, as applicable. An Eligible Stockholder’s and beneficial owner’s ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder or beneficial owner, as applicable, has loaned such shares, provided that the Eligible Stockholder or beneficial owner, as applicable, has the power to recall such loaned shares on three business days’ notice and recalls such loaned shares not more than three business days after being notified that any of its Proxy Access Stockholder Nominees will be included in the Corporation’s proxy statement. The terms “owned,” “owning,” and other variations of the word “own” shall have correlative meanings. For purposes of this Section 2.14, the term “affiliate” shall have the meaning ascribed thereto in the regulations promulgated under the Exchange Act.

(h) Nomination Notice and Other Eligible Stockholder Deliverables. An Eligible Stockholder must provide with its Proxy Access Notice the following information in writing to the Secretary:

(i) one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three-year holding period) verifying that, as of the date the Proxy Access Notice is delivered to or received by the Corporation, the Eligible Stockholder and beneficial owner, if any, on whose behalf the Proxy Access Stockholder Nominee is proposed owns, and has owned continuously for the preceding three years, the Required Shares, and the Eligible Stockholder’s and beneficial owner’s agreement to provide:

(A) within five business days after the record date for the meeting, written statements from the record holder and intermediaries verifying the Eligible Stockholder’s and any applicable beneficial owner’s continuous ownership of the Required Shares through the record date, and

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(B) immediate notice if the Eligible Stockholder, or beneficial owner, if any, on whose behalf the Proxy Access Stockholder Nominee is proposed ceases to own any of the Required Shares prior to the date of the applicable annual meeting of stockholders;

(ii) the representation and agreement of the Eligible Stockholder and beneficial owner, if any, on whose behalf the Proxy Access Stockholder Nominee is proposed that it:

(A) intends to continue to satisfy the eligibility requirements described in this Section 2.14 through the date of the annual meeting, including a statement that it intends to continue to own the Required Shares for at least one year following the date of the annual meeting,

(B) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control of the Corporation, and does not presently have such intent,

(C) has not nominated and will not nominate for election to the Board of Directors at the meeting any person other than the Proxy Access Stockholder Nominee(s) being nominated pursuant to this Section 2.14,

(D) has not engaged and will not engage in, and has not and will not be, a “participant” in another person’s “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the meeting other than its Proxy Access Stockholder Nominee(s) or any nominee of the Board of Directors,

(E) will not distribute to any stockholder any form of proxy for the meeting other than the form distributed by the Corporation,

(F) has provided and will provide facts, statements, and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading,

(G) agrees to assume all liability stemming from any legal or regulatory violation arising out of its communications with the Corporation’s stockholders or out of the information that it provides to the Corporation,

(H) agrees to indemnify and hold harmless the Corporation and each of its directors, officers, and employees individually against any liability, loss, or damages in connection with any threatened or pending action, suit, or proceeding, whether legal, administrative, or investigative, against the Corporation or any of its directors, officers, or employees arising out of any nomination submitted by the Eligible Stockholder pursuant to this Section 2.14,

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(I) will file with the SEC any solicitation or other communication with the Corporation’s stockholders relating to the meeting at which the Proxy Access Stockholder Nominee will be nominated, regardless of whether any such filing is required under Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or whether any exemption from filing is available for such solicitation or other communication under Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and

(J) will comply with all other applicable laws, rules, regulations, and listing standards with respect to any solicitation in connection with the meeting;

(iii) the written consent of each Proxy Access Stockholder Nominee to be named in the Corporation’s proxy statement, and form of proxy and, as a nominee and, if elected, to serve as a director;

(iv) a copy of the Schedule 14N (or any successor form) that has been filed with the SEC as required by Rule 14a-18 under the Exchange Act;

(v) in the case of a nomination by a stockholder group that together is an Eligible Stockholder:

(A) documentation satisfactory to the Corporation demonstrating that a group of funds qualifies pursuant to the criteria set forth in Section 2.14(f) to be treated as one stockholder or person for purposes of this Section 2.14, and

(B) the designation by all group members of one group member that is authorized to act on behalf of all members of the nominating stockholder group with respect to the nomination and matters related thereto, including withdrawal of the nomination; and

(vi) if desired, a Statement.

(i) Stockholder Nominee Agreement. Each Proxy Access Stockholder Nominee must:

(i) provide within five business days of the Corporation’s request an executed agreement, in a form deemed satisfactory to the Corporation, providing the following representations:

(A) the Proxy Access Stockholder Nominee has read and agrees to adhere to the Corporation’s corporate governance guidelines, code of ethics, related party transactions policy, and any other of the Corporation’s policies or guidelines applicable to directors, including with regard to securities trading,

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(B) the Proxy Access Stockholder Nominee is not and will not become a party to: (1) any Voting Commitment that has not been disclosed to the Corporation; or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, and

(C) the Proxy Access Stockholder Nominee is not and will not become a party to any Compensation Arrangement in connection with such person’s nomination for director or service as a director that has not been disclosed to the Corporation;

(ii) complete, sign, and submit all questionnaires required of the Corporation’s Board of Directors within five business days of receipt of each such questionnaire from the Corporation; and

(iii) provide within five business days of the Corporation’s request such additional information as the Corporation determines may be necessary to permit the Board of Directors to determine whether such Proxy Access Stockholder Nominee meets the requirements of this Section 2.14 or the Corporation’s requirements with regard to director qualifications and policies and guidelines applicable to directors, including whether:

(A) such Proxy Access Stockholder Nominee is independent under the independence requirements, including the committee independence requirements, set forth in the listing standards of the stock exchange on which shares of the Corporation’s capital stock are listed, any applicable rules of the SEC, and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the directors (the “Independence Standards”),

(B) such Proxy Access Stockholder Nominee has any direct or indirect relationship with the Corporation that has not been deemed categorically immaterial pursuant to the Corporation’s corporate governance guidelines, and

(C) such Proxy Access Stockholder Nominee is not and has not been subject to: (1) any event specified in Item 401(f) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), or (2) any order of the type specified in Rule 506(d) of Regulation D under the Securities Act.

(j) Eligible Stockholder/Proxy Access Stockholder Nominee Undertaking. In the event that any information or communications provided by the Eligible Stockholder or Proxy Access Stockholder Nominee to the Corporation or its stockholders ceases to be true and correct in any respect or omits a fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Stockholder or Proxy Access Stockholder Nominee, as the case may be, shall promptly notify the Secretary in writing of any such inaccuracy or omission in such previously provided information and of the information that is required to make such information or communication true and correct. Notwithstanding the foregoing, the provision of any such notification pursuant to the preceding sentence shall not be deemed to cure any defect or limit the Corporation’s right to omit a Proxy Access Stockholder Nominee from its proxy materials as provided in this Section 2.14.

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(k) Exceptions Permitting Exclusion of Proxy Access Stockholder Nominee. The Corporation shall not be required to include pursuant to this Section 2.14 a Proxy Access Stockholder Nominee in its proxy statement (or, if the proxy statement has already been filed, to allow the nomination of a Proxy Access Stockholder Nominee, notwithstanding that proxies in respect of such vote may have been received by the Corporation):

(i) if the Eligible Stockholder who has nominated such Proxy Access Stockholder Nominee, or the beneficial owner, if any, on whose behalf such Proxy Access Stockholder Nominee has been proposed, has nominated for election to the Board of Directors at the meeting any person other than pursuant to this Section 2.14, or has or is engaged in, or has been or is a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the meeting other than its Proxy Access Stockholder Nominee(s) or any nominee of the Board of Directors;

(ii) if the Corporation has received a notice (whether or not subsequently withdrawn) that a stockholder intends to nominate any candidate for election to the Board of Directors pursuant to the advance notice requirements in Section 2.13 of these bylaws;

(iii) who is not independent under the Independence Standards;

(iv) whose election as a member of the Board of Directors would violate or cause the Corporation to be in violation of these bylaws, the Corporation’s Certificate of Incorporation, corporate governance guidelines, code of ethics, related party transactions policy, and any other document setting forth qualifications for directors, the listing standards of the stock exchange on which shares of the Corporation’s capital stock is listed, or any applicable state or federal law, rule, or regulation;

(v) if the Proxy Access Stockholder Nominee is or becomes a party to any Voting Commitment;

(vi) if the Proxy Access Stockholder Nominee is or becomes a party to any Compensation Arrangement;

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(vii) who is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914;

(viii) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten years;

(ix) who is subject to any order of the type specified in Rule 506(d) of Regulation D under the Securities Act; or

(x) if such Proxy Access Stockholder Nominee or the applicable Eligible Stockholder, or the beneficial owner, if any, on whose behalf the Proxy Access Stockholder Nominee is proposed, shall have provided information to the Corporation in respect of such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statement made, in light of the circumstances under which they were made, not misleading or shall have breached its or their agreements, representations, undertakings, or obligations pursuant to this Section 2.14.

(l) Invalidity. Notwithstanding anything to the contrary set forth herein, the Board of Directors or the person presiding at the meeting shall be entitled to declare a nomination by an Eligible Stockholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the Corporation; and the Corporation shall not be required to include in its proxy statement any successor or replacement nominee proposed by the applicable Eligible Stockholder or any other Eligible Stockholder if:

(i) the Proxy Access Stockholder Nominee, the applicable Eligible Stockholder, or applicable beneficial owner, if any, on whose behalf the Proxy Access Stockholder Nominee is proposed shall have breached its or their agreements, representations, undertakings, or obligations pursuant to this Section 2.14, as determined by the Board of Directors or the person presiding at the meeting; or

(ii) the Eligible Stockholder (or a qualified representative thereof) does not appear at the meeting to present any nomination pursuant to this Section 2.14.

(m) Interpretation. The Board of Directors (and any other person or body authorized by the Board of Directors) shall have the power and authority to interpret this Section 2.14 and to make any and all determinations necessary or advisable to apply this Section 2.14 to any persons, facts, or circumstances, including the power to determine whether:

(i) a person or group of persons qualifies as an Eligible Stockholder;

(ii) outstanding shares of the Corporation’s capital stock are “owned” for purposes of meeting the ownership requirements of this Section 2.14;

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(iii) a notice complies with the requirements of this Section 2.14;

(iv) a person satisfies the qualifications and requirements to be a Proxy Access Stockholder Nominee;

(v) inclusion of the Required Information in the Corporation’s proxy statement is consistent with all applicable laws, rules, regulations, and listing standards; and

(vi) any and all requirements of this Section 2.14 have been satisfied.

Any such interpretation or determination adopted in good faith by the Board of Directors (or any other person or body authorized by the Board of Directors) shall be conclusive and binding on all persons, including the Corporation and all record or beneficial owners of stock of the Corporation.

Section 2.15 Notices to the Corporation. Whenever notice is to be given to the Corporation by a stockholder under any provision of law or of the Certificate of Incorporation or these bylaws, such notice shall be delivered to the Secretary at the principal executive offices of the Corporation. If delivered by electronic transmission, the stockholder’s notice shall be directed to the Secretary at the electronic mail address specified in the Corporation’s most recent proxy statement.

ARTICLE III

BOARD OF DIRECTORS

Section 3.01 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may adopt such rules and procedures, not inconsistent with the Certificate of Incorporation, these bylaws, or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

Section 3.02 Number. Subject to the provisions of the Certificate of Incorporation, the total number of directors constituting the entire board of directors of the corporation shall not be less than three nor more than seven, with the then-authorized number of directors fixed from time to time by the board of directors.

Section 3.03 Classes of Directors. The Board of Directors shall be and is divided into three classes, as nearly equal in number as possible, designated: Class I, Class II and Class III. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible. No decrease in the number of directors shall shorten the term of any incumbent director.

Section 3.04 Terms of Office. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each director initially appointed to Class I shall serve for an initial term expiring at the corporation’s first annual meeting of stockholders following the effectiveness of this provision; each director initially appointed to Class II shall serve for an initial term expiring at the corporation’s second annual meeting of stockholders following the effectiveness of this provision; and each director initially appointed to Class III shall serve for an initial term expiring at the corporation’s third annual meeting of stockholders following the effectiveness of this provision; provided further, that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal.

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Section 3.05 Newly Created Directorships and Vacancies. Vacancies on the board of directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors shall be solely filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. A director elected to fill a vacancy or a newly created directorship shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director's earlier death, resignation, or removal.

Section 3.06 Resignation. Any director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation or at such later effective date or upon the happening of an event or events as is therein specified.

Section 3.07 Removal. Except as prohibited by applicable law or the Certificate of Incorporation, the stockholders holding a majority of the shares then entitled to vote at an election of directors may remove any director from office with or without cause

Section 3.08 Fees and Expenses. Directors shall receive such reasonable fees for their services on the Board of Directors and any committee thereof and such reimbursement of their actual and reasonable expenses as may be fixed or determined by the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

Section 3.09 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and at such places, if any, as may be determined from time to time by the Board of Directors.

Section 3.10 Special Meetings. Special meetings of the Board of Directors may be called and held at such times and at such places, if any, as may be determined by the Chair of the Board, the Chief Executive Officer or the President, or any director on at least 24 hours’ notice to each director given by one of the means specified in Section 3.13 hereof other than by mail or on at least three days’ notice if given by mail.

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Section 3.11 Meetings by Electronic Communications. Board of Directors or Board of Directors committee meetings may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other and be heard. Participation by a director in a meeting pursuant to this Section 3.11 shall constitute presence in person at such meeting.

Section 3.12 Adjourned Meetings. A majority of the directors present at any meeting of the Board of Directors, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least 24 hours’ notice of any adjourned meeting of the Board of Directors shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.13 hereof other than by mail, or at least three days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

Section 3.13 Notices. Subject to Section 3.10, Section 3.12, and Section 3.14 hereof, whenever notice is required to be given to any director by applicable law, the Certificate of Incorporation, or these bylaws, such notice shall be deemed given effectively if given in person or by telephone, mail addressed to such director at such director’s address as it appears on the records of the Corporation, facsimile, email, or by other means of electronic transmission.

Section 3.14 Waiver of Notice. Whenever notice to directors is required by applicable law, the Certificate of Incorporation, or these bylaws, a waiver thereof, in writing signed by, or by electronic transmission by, the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board of Directors or committee meeting need be specified in any waiver of notice.

Section 3.15 Organization. At each regular or special meeting of the Board of Directors, the Chair of the Board or, in the Chair’s absence, the Chief Executive Officer or President, or in the absence of Chief Executive Officer or President, another director selected by the Board of Directors shall preside. The Secretary shall act as secretary at each meeting of the Board of Directors. If the Secretary is absent from any meeting of the Board of Directors, an assistant secretary of the Corporation shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all assistant secretaries of the Corporation, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

Section 3.16 Quorum of Directors. Except as otherwise provided by these bylaws, the Certificate of Incorporation, or required by applicable law, the presence of a majorityof the total number of directors on the Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board of Directors.

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Section 3.17 Action by Majority Vote. Except as otherwise provided by these bylaws, the Certificate of Incorporation, or required by applicable law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.18 Directors’ Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission and any consent may be documented, signed, and delivered in any manner permitted by Section 116 of the DGCL After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the Board of Directors or committee in accordance with applicable law.

Section 3.19 Chair of the Board. The Board of Directors shall annually elect one of its members to be its chair (the “Chair of the Board”) and shall fill any vacancy in the position of Chair of the Board at such time and in such manner as the Board of Directors shall determine. Except as otherwise provided in these bylaws, the Chair of the Board shall preside at all meetings of the Board of Directors and of stockholders. The Chair of the Board shall perform such other duties and services as shall be assigned to or required of the Chair of the Board by the Board of Directors.

Section 3.20 Committees of the Board of Directors. The Board of Directors may designate one or more committees, each committee to consist of three or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If a member of a committee shall be absent from any meeting, or disqualified from voting, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it to the extent so authorized by the Board of Directors. Unless the Board of Directors provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board of Directors provides otherwise, each committee designated by the Board of Directors may make, alter, and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this ARTICLE III.

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ARTICLE IV

OFFICERS

Section 4.01 Positions and Election. The officers of the Corporation shall be chosen by the Board of Directors and shall include a Chair of the Board, a chief executive officer (the “Chief Executive Officer”), a president (the “President”), a chief financial officer (the “Chief Financial Officer”), a treasurer (the “Treasurer”), and a secretary (the “Secretary”). The Board of Directors, in its discretion, may also elect one or more vice presidents, assistant treasurers, assistant secretaries, and other officers in accordance with these bylaws. Any two or more offices may be held by the same person.

Section 4.02 Term. Each officer of the Corporation shall hold office until such officer’s successor is elected and qualified or until such officer’s earlier death, resignation, or removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause by the majority vote of the members of the Board of Directors then in office. The removal of an officer shall be without prejudice to such officer’s contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. Any officer of the Corporation may resign at any time by giving notice of their resignation in writing, or by electronic transmission, to the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Should any vacancy occur among the officers, the position shall be filled for the unexpired portion of the term by appointment made by the Board of Directors.

Section 4.03 Chief Executive Officer. The Chief Executive Officer shall, subject to the provisions of these bylaws and the control of the Board of Directors, have general supervision, direction, and control over the business of the Corporation and over its officers. The Chief Executive Officer shall perform all duties incident to the office of the Chief Executive Officer, and any other duties as may be from time to time assigned to the Chief Executive Officer by the Board of Directors, in each case subject to the control of the Board of Directors.

Section 4.04 President. The President shall report and be responsible to the Chief Executive Officer. The President shall have such powers and perform such duties as from time to time may be assigned or delegated to the President by the Board of Directors or the Chief Executive Officer or that are incident to the office of president.

Section 4.05 Vice Presidents. Each vice president of the Corporation shall have such powers and perform such duties as may be assigned to them from time to time by the Board of Directors, the Chief Executive Officer, or the President, or that are incident to the office of vice president.

Section 4.06 Secretary. The Secretary shall keep full and complete records of the proceedings of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings, and shall perform like duties for committees of the Board of Directors when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chair of the Board, or the Chief Executive Officer. The Secretary shall keep in safe custody the seal of the Corporation and have authority to affix the seal to all documents requiring it and attest to the same.

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Section 4.07 Chief Financial Officer. The Chief Financial Officer shall be the principal financial officer of the Corporation and shall have such powers and perform such duties as may be assigned by the Board of Directors, the Chair of the Board, or the Chief Executive Officer.

Section 4.08 Treasurer. The Treasurer shall exercise general supervision over the receipt, custody, and disbursement of corporate funds. The Treasurer shall cause the funds of the Corporation to be deposited in such banks as may be authorized by the Board of Directors, or in such banks as may be designated as depositaries in the manner provided by resolution of the Board of Directors. The Treasurer shall have such further powers and duties as shall be prescribed from time to time by the Board of Directors, the Chief Executive Officer, or the President.

Section 4.09 Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

Section 4.10 Duties of Officers May Be Delegated. In case any officer is absent, or for any other reason that the Board of Directors may deem sufficient, the Chief Executive Officer or the President or the Board of Directors may delegate for the time being the powers or duties of such officer to any other officer or to any director.

ARTICLE V

INDEMNIFICATION

Section 5.01 Indemnification of Directors and Officers. The Corporation shall indemnify and hold harmless, each person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a “Proceeding”), by reason of the fact that such person, or a person for whom such person is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity, including service with respect to employee benefit plans, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, against all expense, liability, and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify and hold harmless a person in connection with a Proceeding (or part thereof) commenced by such person only if the commencement of such Proceeding (or part thereof) by the person was authorized in the specific case by the Board of Directors.

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Section 5.02 Indemnification of Employees and Agents. The Corporation shall have the power to indemnify its employees and agents of the Corporation as set forth in Section 5.01 above. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person as the Board of Directors shall determine.

Section 5.03 Advancement of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) actually and reasonably incurred by a director or officer of the Corporation in defending any Proceeding in advance of its final disposition, upon receipt of an undertaking by or on behalf of such person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses under Section 5.01 or otherwise. Payment of such expenses actually and reasonably incurred by such person, may be made by the Corporation, subject to such terms and conditions as the general counsel of the Corporation in their discretion deems appropriate.

Section 5.04 Non-Exclusivity of Rights. The rights conferred on any person by this ARTICLE V will not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these bylaws, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in their official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees, or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL.

Section 5.05 Other Indemnification. The Corporation’s obligation, if any, to indemnify and hold harmless any person who was or is serving at its request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise, or nonprofit entity.

Section 5.06 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity against any liability asserted against them and incurred by them in any such capacity, or arising out of their status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

Section 5.07 Repeal, Amendment, or Modification. Any amendment, repeal, or modification of this ARTICLE V shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

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ARTICLE VI

STOCK CERTIFICATES AND THEIR TRANSFER

Section 6.01 Certificates Representing Shares. The shares of stock of the Corporation shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. If shares are represented by certificates, such certificates shall be in the form, other than bearer form, approved by the Board of Directors. The certificates representing shares of stock shall be signed by, or in the name of, the Corporation by any two authorized officers of the Corporation. Any or all such signatures may be facsimiles. In case any officer, transfer agent, or registrar who has signed such a certificate ceases to be an officer, transfer agent, or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if the signatory were still such at the date of its issue.

Section 6.02 Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Transfers of stock shall be made on the books administered by or on behalf of the Corporation only by the direction of the registered holder thereof or such person’s attorney, lawfully constituted in writing, and, in the case of certificated shares, upon the surrender to the Company or its transfer agent or other designated agent of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued.

Section 6.03 Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

Section 6.04 Lost, Stolen, or Destroyed Certificates. The Board of Directors or the Secretary may direct a new certificate or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen, or destroyed certificate. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors or the Secretary may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen, or destroyed certificate, or the owner’s legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate or uncertificated shares.

ARTICLE VII

GENERAL PROVISIONS

Section 7.01 Seal. The seal of the Corporation shall be in such form as approved by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be prescribed by law or custom or by the Board of Directors.

Section 7.02 Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

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Section 7.03 Checks, Notes, Drafts, Etc. All checks, notes, drafts, or other orders for the payment of money of the Corporation shall be signed, endorsed, or accepted in the name of the Corporation by such officer, officers, person, or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

Section 7.04 Conflict with Applicable Law or Certificate of Incorporation. These bylaws are adopted subject to any applicable law and the Certificate of Incorporation. Whenever these bylaws may conflict with any applicable law or the Certificate of Incorporation, such conflict shall be resolved in favor of such law or the Certificate of Incorporation.

Section 7.05 Books and Records. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be maintained on any information storage device, method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases); provided that the records so kept can be converted into clearly legible paper form within a reasonable time, and, with respect to the stock ledger, the records so kept comply with Section 224 of the DGCL. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

Section 7.06 Forum for Adjudication of Disputes.

(a) Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no court located within the State of Delaware has jurisdiction, the federal district court for the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for:

(i) any derivative action or proceeding brought on behalf of the Corporation;

(ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, or stockholder of the Corporation to the Corporation or the Corporation’s stockholders;

(iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the Certificate of Incorporation, or these bylaws (as either may be amended or restated) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; or

(iv) any action asserting a claim governed by the internal affairs doctrine.

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If any action the subject matter of which is within the scope of this Section 7.06 is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to: (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Section 7.06 (an “Enforcement Action”); and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 7.06(a).

(b) Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 7.06(b).

ARTICLE VIII

AMENDMENTS

These bylaws may be adopted, amended, or repealed by the stockholders entitled to vote; provided, however, that the Corporation may, in its Certificate of Incorporation, confer the power to adopt, amend, or repeal these bylaws upon the Board of Directors; and, provided further, that any proposal by a stockholder to amend these bylaws will be subject to the provisions of ARTICLE II of these bylaws except as otherwise required by law. The fact that such power has been so conferred upon the Board of Directors will not divest the stockholders of the power, nor limit their power to adopt, amend, or repeal bylaws.

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